Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

CONTRACT OWNERS OF RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Variable Annuity Account 2, as indicated in Note 1, offered through RiverSource® Innovations Select Variable Annuity sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Variable Annuity Account 2 as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Variable Annuity Account 2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Variable Annuity Account 2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2021

We have served as the auditor of one or more of the divisions of RiverSource of New York Variable Annuity Account 2 since 2010.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2020	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Inflation Prot, Cl II
Assets
Investments, at fair value(1),(2)	$179,095	$57,596	$147,288	$315,611	$301,843
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	413
Receivable for share redemptions	200	54	151	628	349
Total assets	179,295	57,650	147,439	316,239	302,605

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	177	47	133	337	311
Administrative charge	23	7	18	40	38
Contract terminations	—	—	—	251	—
Payable for investments purchased	—	—	—	—	413
Total liabilities	200	54	151	628	762
Net assets applicable to contracts in accumulation period	177,615	54,462	143,587	314,544	289,913
Net assets applicable to seed money	1,480	3,134	3,701	1,067	11,930
Total net assets	$179,095	$57,596	$147,288	$315,611	$301,843
(1) Investment shares	17,106	1,421	5,181	22,009	27,218
(2) Investments, at cost	$179,848	$24,955	$124,707	$311,689	$286,662

December 31, 2020 (continued)	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl II	BNY Mellon IP MidCap Stock, Serv
Assets
Investments, at fair value(1),(2)	$1,368	$4,705	$419,902	$102,918	$1,705
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	126	—	—
Receivable for share redemptions	1	6	495	131	2
Total assets	1,369	4,711	420,523	103,049	1,707

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1	6	442	118	2
Administrative charge	—	—	53	13	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	126	—	—
Total liabilities	1	6	621	131	2
Net assets applicable to contracts in accumulation period	—	1,562	416,332	100,181	—
Net assets applicable to seed money	1,368	3,143	3,570	2,737	1,705
Total net assets	$1,368	$4,705	$419,902	$102,918	$1,705
(1) Investment shares	97	229	15,697	9,197	86
(2) Investments, at cost	$800	$3,420	$203,390	$75,568	$1,481

See accompanying notes to financial statements.

2	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	BNY Mellon IP Tech Gro, Serv	BNY Mellon VIF Appr, Serv	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$99,605	$4,400	$5,113	$256,517	$590,989
Dividends receivable	—	2	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	19	—	—	—	198
Receivable for share redemptions	118	4	6	294	707
Total assets	99,742	4,406	5,119	256,811	591,894

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	105	4	6	262	632
Administrative charge	13	—	—	32	75
Contract terminations	—	—	—	—	—
Payable for investments purchased	19	2	—	—	198
Total liabilities	137	6	6	294	905
Net assets applicable to contracts in accumulation period	98,144	—	—	253,612	590,164
Net assets applicable to seed money	1,461	4,400	5,113	2,905	825
Total net assets	$99,605	$4,400	$5,113	$256,517	$590,989
(1) Investment shares	2,934	94	140	3,895	20,020
(2) Investments, at cost	$44,080	$3,450	$2,766	$92,699	$315,619

December 31, 2020 (continued)	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$463,656	$225,547	$46,938	$97,163	$1,204,289
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	700	259	59	116	1,180
Total assets	464,356	225,806	46,997	97,279	1,205,469

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	460	230	53	104	1,027
Administrative charge	59	29	6	12	153
Contract terminations	181	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	700	259	59	116	1,180
Net assets applicable to contracts in accumulation period	462,349	198,037	21,324	88,662	1,197,241
Net assets applicable to seed money	1,307	27,510	25,614	8,501	7,048
Total net assets	$463,656	$225,547	$46,938	$97,163	$1,204,289
(1) Investment shares	21,269	225,547	6,852	12,537	104,358
(2) Investments, at cost	$336,602	$225,501	$45,610	$102,778	$1,060,015

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$4,462	$1,327,299	$72,217	$18,190	$1,689
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	5	1,450	86	21	2
Total assets	4,467	1,328,749	72,303	18,211	1,691

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5	1,282	77	19	2
Administrative charge	—	168	9	2	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	5	1,450	86	21	2
Net assets applicable to contracts in accumulation period	—	1,325,457	70,192	16,363	—
Net assets applicable to seed money	4,462	1,842	2,025	1,827	1,689
Total net assets	$4,462	$1,327,299	$72,217	$18,190	$1,689
(1) Investment shares	153	43,907	1,628	1,286	58
(2) Investments, at cost	$965	$372,391	$19,872	$15,416	$640

December 31, 2020 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3
Assets
Investments, at fair value(1),(2)	$2,622	$9,274	$513,893	$1,362	$34,426
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	3	10	606	1	39
Total assets	2,625	9,284	514,499	1,363	34,465

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3	9	541	1	35
Administrative charge	—	1	65	—	4
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	3	10	606	1	39
Net assets applicable to contracts in accumulation period	—	7,081	506,564	—	27,578
Net assets applicable to seed money	2,622	2,193	7,329	1,362	6,848
Total net assets	$2,622	$9,274	$513,893	$1,362	$34,426
(1) Investment shares	95	577	47,451	403	5,738
(2) Investments, at cost	$1,139	$8,575	$486,559	$2,516	$39,190

See accompanying notes to financial statements.

4	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$8,410	$2,428	$45,828	$5,754,622	$664,446
Dividends receivable	—	—	115	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	814	—
Receivable for share redemptions	8	3	58	6,633	899
Total assets	8,418	2,431	46,001	5,762,069	665,345

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	7	3	52	5,898	815
Administrative charge	1	—	6	735	84
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	115	814	—
Total liabilities	8	3	173	7,447	899
Net assets applicable to contracts in accumulation period	7,216	—	4,660	5,751,819	659,883
Net assets applicable to seed money	1,194	2,428	41,168	2,803	4,563
Total net assets	$8,410	$2,428	$45,828	$5,754,622	$664,446
(1) Investment shares	170	75	5,075	123,146	6,606
(2) Investments, at cost	$3,699	$918	$46,576	$3,540,375	$292,233

December 31, 2020 (continued)	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2
Assets
Investments, at fair value(1),(2)	$279,454	$1,146,633	$158,066	$2,275	$899,702
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	431	—	—	—	—
Receivable for share redemptions	333	1,472	172	2	996
Total assets	280,218	1,148,105	158,238	2,277	900,698

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	298	1,176	152	2	882
Administrative charge	35	146	20	—	114
Contract terminations	—	150	—	—	—
Payable for investments purchased	431	—	—	—	—
Total liabilities	764	1,472	172	2	996
Net assets applicable to contracts in accumulation period	278,468	1,144,616	156,370	—	899,018
Net assets applicable to seed money	986	2,017	1,696	2,275	684
Total net assets	$279,454	$1,146,633	$158,066	$2,275	$899,702
(1) Investment shares	20,368	30,749	6,022	151	54,232
(2) Investments, at cost	$256,842	$906,380	$106,158	$2,239	$927,069

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2020 (continued)	Frank Rising Divd, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Cap Appr, Ser II
Assets
Investments, at fair value(1),(2)	$2,667	$1,779,064	$448,653	$3,355	$3,069,694
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	99
Receivable for share redemptions	3	1,920	732	5	3,421
Total assets	2,670	1,780,984	449,385	3,360	3,073,214

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3	1,694	494	5	3,031
Administrative charge	—	226	57	—	390
Contract terminations	—	—	181	—	—
Payable for investments purchased	—	—	—	—	99
Total liabilities	3	1,920	732	5	3,520
Net assets applicable to contracts in accumulation period	—	1,776,828	447,054	—	3,065,494
Net assets applicable to seed money	2,667	2,236	1,599	3,355	4,200
Total net assets	$2,667	$1,779,064	$448,653	$3,355	$3,069,694
(1) Investment shares	92	76,982	26,039	167	44,722
(2) Investments, at cost	$1,950	$1,393,119	$389,077	$2,517	$2,062,597

December 31, 2020 (continued)	Inv Opp VI Dis Mid Cap Gro, Ser II	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser II
Assets
Investments, at fair value(1),(2)	$150,205	$369,282	$1,061,966	$1,160,059	$8,436
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	289	—	—
Receivable for share redemptions	151	378	1,170	1,355	10
Total assets	150,356	369,660	1,063,425	1,161,414	8,446

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	132	332	1,035	1,208	9
Administrative charge	19	46	135	147	1
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	289	—	—
Total liabilities	151	378	1,459	1,355	10
Net assets applicable to contracts in accumulation period	143,216	364,688	1,061,189	1,157,628	—
Net assets applicable to seed money	6,989	4,594	777	2,431	8,436
Total net assets	$150,205	$369,282	$1,061,966	$1,160,059	$8,436
(1) Investment shares	1,532	7,190	212,393	43,109	100
(2) Investments, at cost	$108,924	$244,028	$1,097,554	$823,296	$4,591

See accompanying notes to financial statements.

6	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Core Eq, Ser II	Invesco VI Val Opp, Ser II
Assets
Investments, at fair value(1),(2)	$750,253	$3,779	$9,653	$29,214	$153,041
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,688	5	11	32	166
Total assets	751,941	3,784	9,664	29,246	153,207

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	805	5	10	28	146
Administrative charge	96	—	1	4	20
Contract terminations	787	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,688	5	11	32	166
Net assets applicable to contracts in accumulation period	748,610	—	6,333	28,144	152,026
Net assets applicable to seed money	1,643	3,779	3,320	1,070	1,015
Total net assets	$750,253	$3,779	$9,653	$29,214	$153,041
(1) Investment shares	46,687	119	230	2,853	27,280
(2) Investments, at cost	$674,502	$2,611	$6,966	$32,891	$167,794

December 31, 2020 (continued)	Janus Henderson VIT Res, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl
Assets
Investments, at fair value(1),(2)	$11,812	$196,238	$185,963	$1,883,488	$19,173
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	13	186	185	2,102	20
Total assets	11,825	196,424	186,148	1,885,590	19,193

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	12	161	162	1,863	18
Administrative charge	1	25	23	239	2
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	13	186	185	2,102	20
Net assets applicable to contracts in accumulation period	6,135	194,321	182,068	1,881,556	15,240
Net assets applicable to seed money	5,677	1,917	3,895	1,932	3,933
Total net assets	$11,812	$196,238	$185,963	$1,883,488	$19,173
(1) Investment shares	247	7,955	7,876	73,862	553
(2) Investments, at cost	$7,115	$143,823	$123,743	$1,566,598	$13,830

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2020 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Global Hlth Care, Cl IB
Assets
Investments, at fair value(1),(2)	$9,916	$3,577	$12,024	$6,141	$2,191
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	13	4	15	6	3
Total assets	9,929	3,581	12,039	6,147	2,194

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	12	4	14	5	3
Administrative charge	1	—	1	1	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	13	4	15	6	3
Net assets applicable to contracts in accumulation period	—	1,331	10,892	4,531	—
Net assets applicable to seed money	9,916	2,246	1,132	1,610	2,191
Total net assets	$9,916	$3,577	$12,024	$6,141	$2,191
(1) Investment shares	349	418	706	548	127
(2) Investments, at cost	$4,332	$3,412	$11,547	$5,793	$1,708

December 31, 2020 (continued)	Put VT Intl Eq, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	Temp Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$4,875	$25,794	$11,478	$134,479	$2,160
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	234	—
Receivable for share redemptions	5	32	13	154	2
Total assets	4,880	25,826	11,491	134,867	2,162

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5	29	12	137	2
Administrative charge	—	3	1	17	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	234	—
Total liabilities	5	32	13	388	2
Net assets applicable to contracts in accumulation period	3,389	24,718	7,782	133,674	—
Net assets applicable to seed money	1,486	1,076	3,696	805	2,160
Total net assets	$4,875	$25,794	$11,478	$134,479	$2,160
(1) Investment shares	296	2,577	259	9,731	193
(2) Investments, at cost	$3,932	$32,489	$6,697	$155,592	$2,233

See accompanying notes to financial statements.

8	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2
Assets
Investments, at fair value(1),(2)	$813	$2,530,842	$48,815	$591,061	$221
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	2,799	41	738	—
Total assets	813	2,533,641	48,856	591,799	221

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	2,477	35	663	—
Administrative charge	—	322	6	75	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	2,799	41	738	—
Net assets applicable to contracts in accumulation period	—	2,530,518	48,429	590,687	—
Net assets applicable to seed money	813	324	386	374	221
Total net assets	$813	$2,530,842	$48,815	$591,061	$221
(1) Investment shares	32	99,797	2,989	36,217	18
(2) Investments, at cost	$433	$1,078,249	$31,631	$394,654	$180

December 31, 2020 (continued)	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$236	$300,836	$668,626	$808,642	$3,415,373
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	356	790	943	3,711
Total assets	236	301,192	669,416	809,585	3,419,084

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	318	705	840	3,276
Administrative charge	—	38	85	103	435
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	356	790	943	3,711
Net assets applicable to contracts in accumulation period	—	300,425	668,340	808,312	3,415,074
Net assets applicable to seed money	236	411	286	330	299
Total net assets	$236	$300,836	$668,626	$808,642	$3,415,373
(1) Investment shares	18	21,943	45,578	48,567	199,380
(2) Investments, at cost	$180	$235,438	$499,828	$549,559	$2,381,104

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$4,392,730	$8,693,498	$3,573,843	$6,497,627	$1,275,067
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	5,592	10,310	4,647	7,566	1,267
Total assets	4,398,322	8,703,808	3,578,490	6,505,193	1,276,334

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5,033	9,187	4,193	6,735	1,105
Administrative charge	559	1,123	454	831	162
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	5,592	10,310	4,647	7,566	1,267
Net assets applicable to contracts in accumulation period	4,392,471	8,693,265	3,573,491	6,497,403	1,274,505
Net assets applicable to seed money	259	233	352	224	562
Total net assets	$4,392,730	$8,693,498	$3,573,843	$6,497,627	$1,275,067
(1) Investment shares	210,380	415,957	154,846	281,161	69,072
(2) Investments, at cost	$2,375,576	$4,543,934	$1,970,541	$2,883,169	$781,070

December 31, 2020 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$2,462,488	$9,085	$357,930	$238	$246
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	2,590	10	1,262	—	—
Total assets	2,465,078	9,095	359,192	238	246

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,277	9	387	—	—
Administrative charge	313	1	47	—	—
Contract terminations	—	—	828	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	2,590	10	1,262	—	—
Net assets applicable to contracts in accumulation period	2,462,103	7,616	356,771	—	—
Net assets applicable to seed money	385	1,469	1,159	238	246
Total net assets	$2,462,488	$9,085	$357,930	$238	$246
(1) Investment shares	133,179	330	11,991	18	17
(2) Investments, at cost	$1,771,075	$3,437	$213,555	$180	$172

See accompanying notes to financial statements.

10	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$243	$308,692	$175,423
Dividends receivable	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	25	—
Receivable for share redemptions	—	366	484
Total assets	243	309,083	175,907

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	327	190
Administrative charge	—	39	23
Contract terminations	—	—	271
Payable for investments purchased	—	25	—
Total liabilities	—	391	484
Net assets applicable to contracts in accumulation period	—	306,496	171,586
Net assets applicable to seed money	243	2,196	3,837
Total net assets	$243	$308,692	$175,423
(1) Investment shares	17	11,013	7,122
(2) Investments, at cost	$176	$300,474	$177,383

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2020	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Inflation Prot, Cl II
Investment income
Dividend income	$3,473	$210	$1,732	$4,918	$4,105
Variable account expenses	2,108	509	1,552	4,566	4,470
Investment income (loss) — net	1,365	(299)	180	352	(365)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,116	1,660	4,806	112,214	116,428
Cost of investments sold	2,323	908	4,502	118,739	116,197
Net realized gain (loss) on sales of investments	(207)	752	304	(6,525)	231
Distributions from capital gains	4,949	4,417	7,067	—	—
Net change in unrealized appreciation or depreciation of investments	6,917	10,648	(5,217)	18,411	22,878
Net gain (loss) on investments	11,659	15,817	2,154	11,886	23,109
Net increase (decrease) in net assets resulting from operations	$13,024	$15,518	$2,334	$12,238	$22,744

Year ended December 31, 2020 (continued)	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl II	BNY Mellon IP MidCap Stock, Serv
Investment income
Dividend income	$4	$71	$—	$1,949	$8
Variable account expenses	6	66	6,616	1,318	15
Investment income (loss) — net	(2)	5	(6,616)	631	(7)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	16	605	264,495	1,325	20
Cost of investments sold	10	473	153,927	1,121	20
Net realized gain (loss) on sales of investments	6	132	110,568	204	—
Distributions from capital gains	16	—	46,805	2,318	—
Net change in unrealized appreciation or depreciation of investments	255	(261)	23,320	(3,844)	115
Net gain (loss) on investments	277	(129)	180,693	(1,322)	115
Net increase (decrease) in net assets resulting from operations	$275	$(124)	$174,077	$(691)	$108

Year ended December 31, 2020 (continued)	BNY Mellon IP Tech Gro, Serv	BNY Mellon VIF Appr, Serv	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Investment income
Dividend income	$88	$21	$—	$—	$—
Variable account expenses	1,639	42	56	3,118	9,141
Investment income (loss) — net	(1,551)	(21)	(56)	(3,118)	(9,141)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	81,950	38	58	21,191	234,858
Cost of investments sold	44,919	33	37	8,955	129,708
Net realized gain (loss) on sales of investments	37,031	5	21	12,236	105,150
Distributions from capital gains	14,021	304	344	—	—
Net change in unrealized appreciation or depreciation of investments	8,625	507	1,183	18,798	(101,467)
Net gain (loss) on investments	59,677	816	1,548	31,034	3,683
Net increase (decrease) in net assets resulting from operations	$58,126	$795	$1,492	$27,916	$(5,458)

See accompanying notes to financial statements.

12	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3
Investment income
Dividend income	$2,306	$550	$2,470	$4,134	$32,046
Variable account expenses	5,632	3,474	638	1,253	13,582
Investment income (loss) — net	(3,326)	(2,924)	1,832	2,881	18,464

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	116,521	244,700	2,081	6,769	93,572
Cost of investments sold	95,736	244,688	2,163	7,787	86,154
Net realized gain (loss) on sales of investments	20,785	12	(82)	(1,018)	7,418
Distributions from capital gains	52,823	95	—	—	13,486
Net change in unrealized appreciation or depreciation of investments	55,362	(10)	406	1,699	84,231
Net gain (loss) on investments	128,970	97	324	681	105,135
Net increase (decrease) in net assets resulting from operations	$125,644	$(2,827)	$2,156	$3,562	$123,599

Year ended December 31, 2020 (continued)	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$261	$—
Variable account expenses	169	14,390	848	230	14
Investment income (loss) — net	(169)	(14,390)	(848)	31	(14)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	29,454	63,139	6,011	2,672	20
Cost of investments sold	9,277	19,471	2,177	2,770	8
Net realized gain (loss) on sales of investments	20,177	43,668	3,834	(98)	12
Distributions from capital gains	—	—	—	205	—
Net change in unrealized appreciation or depreciation of investments	(17,522)	154,506	15,152	772	97
Net gain (loss) on investments	2,655	198,174	18,986	879	109
Net increase (decrease) in net assets resulting from operations	$2,486	$183,784	$18,138	$910	$95

Year ended December 31, 2020 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3
Investment income
Dividend income	$—	$26	$12,564	$71	$179
Variable account expenses	23	87	7,062	10	442
Investment income (loss) — net	(23)	(61)	5,502	61	(263)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	35	1,110	14,364	18	5,348
Cost of investments sold	17	1,302	13,639	34	6,448
Net realized gain (loss) on sales of investments	18	(192)	725	(16)	(1,100)
Distributions from capital gains	—	332	1,816	—	575
Net change in unrealized appreciation or depreciation of investments	173	1,074	9,348	(62)	3,095
Net gain (loss) on investments	191	1,214	11,889	(78)	2,570
Net increase (decrease) in net assets resulting from operations	$168	$1,153	$17,391	$(17)	$2,307

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2020 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2
Investment income
Dividend income	$—	$—	$1,434	$4,182	$215
Variable account expenses	91	26	654	72,278	8,733
Investment income (loss) — net	(91)	(26)	780	(68,096)	(8,518)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,859	30	501	767,703	17,385
Cost of investments sold	1,018	13	582	547,310	9,365
Net realized gain (loss) on sales of investments	841	17	(81)	220,393	8,020
Distributions from capital gains	—	—	—	28,254	50,142
Net change in unrealized appreciation or depreciation of investments	1,292	158	(214)	1,167,020	145,407
Net gain (loss) on investments	2,133	175	(295)	1,415,667	203,569
Net increase (decrease) in net assets resulting from operations	$2,042	$149	$485	$1,347,571	$195,051

Year ended December 31, 2020 (continued)	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2
Investment income
Dividend income	$5,715	$3,916	$307	$124	$23,075
Variable account expenses	4,458	13,559	1,747	22	10,971
Investment income (loss) — net	1,257	(9,643)	(1,440)	102	12,104

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	131,349	221,896	5,004	33	135,532
Cost of investments sold	123,279	214,568	3,912	34	145,637
Net realized gain (loss) on sales of investments	8,070	7,328	1,092	(1)	(10,105)
Distributions from capital gains	124	—	580	2	32,081
Net change in unrealized appreciation or depreciation of investments	11,997	161,213	18,961	(110)	(114,131)
Net gain (loss) on investments	20,191	168,541	20,633	(109)	(92,155)
Net increase (decrease) in net assets resulting from operations	$21,448	$158,898	$19,193	$(7)	$(80,051)

Year ended December 31, 2020 (continued)	Frank Rising Divd, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Cap Appr, Ser II
Investment income
Dividend income	$28	$—	$2,503	$26	$—
Variable account expenses	31	18,943	6,071	42	35,083
Investment income (loss) — net	(3)	(18,943)	(3,568)	(16)	(35,083)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	31	242,575	88,124	47	249,871
Cost of investments sold	26	227,881	81,505	38	180,739
Net realized gain (loss) on sales of investments	5	14,694	6,619	9	69,132
Distributions from capital gains	121	194,458	6,358	131	416,373
Net change in unrealized appreciation or depreciation of investments	212	469,284	27,948	335	366,559
Net gain (loss) on investments	338	678,436	40,925	475	852,064
Net increase (decrease) in net assets resulting from operations	$335	$659,493	$37,357	$459	$816,981

See accompanying notes to financial statements.

14	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	Inv Opp VI Dis Mid Cap Gro, Ser II(1)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser II
Investment income
Dividend income	$—	$1,364	$56,738	$3,455	$—
Variable account expenses	1,045	3,690	14,585	12,619	95
Investment income (loss) — net	(1,045)	(2,326)	42,153	(9,164)	(95)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,976	23,474	294,319	21,602	106
Cost of investments sold	1,642	18,862	315,343	18,763	64
Net realized gain (loss) on sales of investments	334	4,612	(21,024)	2,839	42
Distributions from capital gains	9,736	11,310	—	13,776	548
Net change in unrealized appreciation or depreciation of investments	41,281	61,699	(16,185)	169,593	1,922
Net gain (loss) on investments	51,351	77,621	(37,209)	186,208	2,512
Net increase (decrease) in net assets resulting from operations	$50,306	$75,295	$4,944	$177,044	$2,417
(1) For the period April 24, 2020 (commencement of operations) to December 31, 2020.

Year ended December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Core Eq, Ser II	Invesco VI Val Opp, Ser II
Investment income
Dividend income	$18,636	$3	$180	$125	$112
Variable account expenses	10,876	50	109	321	1,553
Investment income (loss) — net	7,760	(47)	71	(196)	(1,441)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	279,421	52	719	1,319	14,311
Cost of investments sold	263,342	40	586	1,420	17,929
Net realized gain (loss) on sales of investments	16,079	12	133	(101)	(3,618)
Distributions from capital gains	23,172	86	196	5,398	5,777
Net change in unrealized appreciation or depreciation of investments	(37,687)	368	745	(2,682)	11,526
Net gain (loss) on investments	1,564	466	1,074	2,615	13,685
Net increase (decrease) in net assets resulting from operations	$9,324	$419	$1,145	$2,419	$12,244

Year ended December 31, 2020 (continued)	Janus Henderson VIT Res, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl
Investment income
Dividend income	$23	$381	$—	$33,099	$428
Variable account expenses	136	1,861	1,775	21,063	286
Investment income (loss) — net	(113)	(1,480)	(1,775)	12,036	142

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,567	6,032	32,218	107,604	15,908
Cost of investments sold	1,094	4,743	27,008	94,571	11,889
Net realized gain (loss) on sales of investments	473	1,289	5,210	13,033	4,019
Distributions from capital gains	871	16,733	14,977	43,103	507
Net change in unrealized appreciation or depreciation of investments	1,652	17,753	39,008	63,275	(4,967)
Net gain (loss) on investments	2,996	35,775	59,195	119,411	(441)
Net increase (decrease) in net assets resulting from operations	$2,883	$34,295	$57,420	$131,447	$(299)

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2020 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Global Hlth Care, Cl IB
Investment income
Dividend income	$—	$140	$293	$273	$9
Variable account expenses	96	36	159	66	28
Investment income (loss) — net	(96)	104	134	207	(19)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	103	45	672	835	29
Cost of investments sold	61	45	601	967	25
Net realized gain (loss) on sales of investments	42	—	71	(132)	4
Distributions from capital gains	734	66	327	—	179
Net change in unrealized appreciation or depreciation of investments	5,248	(596)	(2,936)	179	115
Net gain (loss) on investments	6,024	(530)	(2,538)	47	298
Net increase (decrease) in net assets resulting from operations	$5,928	$(426)	$(2,404)	$254	$279

Year ended December 31, 2020 (continued)	Put VT Intl Eq, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	Temp Gro, Cl 2
Investment income
Dividend income	$67	$222	$39	$11,037	$56
Variable account expenses	48	291	131	1,997	20
Investment income (loss) — net	19	(69)	(92)	9,040	36

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	61	1,411	130	53,058	32
Cost of investments sold	57	1,933	88	59,855	36
Net realized gain (loss) on sales of investments	4	(522)	42	(6,797)	(4)
Distributions from capital gains	—	—	818	—	—
Net change in unrealized appreciation or depreciation of investments	452	1,716	1,682	(12,381)	66
Net gain (loss) on investments	456	1,194	2,542	(19,178)	62
Net increase (decrease) in net assets resulting from operations	$475	$1,125	$2,450	$(10,138)	$98

Year ended December 31, 2020 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	4	29,929	544	8,495	—
Investment income (loss) — net	(4)	(29,929)	(544)	(8,495)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9	272,411	409,632	221,376	—
Cost of investments sold	5	132,693	413,198	164,438	—
Net realized gain (loss) on sales of investments	4	139,718	(3,566)	56,938	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	107	182,485	3,805	(4,218)	16
Net gain (loss) on investments	111	322,203	239	52,720	16
Net increase (decrease) in net assets resulting from operations	$107	$292,274	$(305)	$44,225	$16

See accompanying notes to financial statements.

16	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	4,030	8,829	10,297	43,956
Investment income (loss) — net	—	(4,030)	(8,829)	(10,297)	(43,956)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	—	5,884	23,430	47,038	746,875
Cost of investments sold	—	4,874	18,688	37,005	582,951
Net realized gain (loss) on sales of investments	—	1,010	4,742	10,033	163,924
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	21	21,715	51,543	71,623	171,524
Net gain (loss) on investments	21	22,725	56,285	81,656	335,448
Net increase (decrease) in net assets resulting from operations	$21	$18,695	$47,456	$71,359	$291,492

Year ended December 31, 2020 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	66,265	118,192	49,185	83,477	14,126
Investment income (loss) — net	(66,265)	(118,192)	(49,185)	(83,477)	(14,126)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,103,535	2,112,359	117,296	997,982	52,794
Cost of investments sold	736,030	1,358,362	68,584	492,875	36,551
Net realized gain (loss) on sales of investments	367,505	753,997	48,712	505,107	16,243
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	158,008	233,443	394,278	324,189	110,146
Net gain (loss) on investments	525,513	987,440	442,990	829,296	126,389
Net increase (decrease) in net assets resulting from operations	$459,248	$869,248	$393,805	$745,819	$112,263

Year ended December 31, 2020 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	25,673	99	4,990	—	—
Investment income (loss) — net	(25,673)	(99)	(4,990)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	263,584	864	144,365	—	4
Cost of investments sold	193,387	403	93,638	—	3
Net realized gain (loss) on sales of investments	70,197	461	50,727	—	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	191,509	844	(17,227)	13	10
Net gain (loss) on investments	261,706	1,305	33,500	13	11
Net increase (decrease) in net assets resulting from operations	$236,033	$1,206	$28,510	$13	$11

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2020 (continued)	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Investment income
Dividend income	$—	$6,741	$—
Variable account expenses	—	4,479	2,567
Investment income (loss) — net	—	2,262	(2,567)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3	113,594	78,709
Cost of investments sold	2	126,086	90,798
Net realized gain (loss) on sales of investments	1	(12,492)	(12,089)
Distributions from capital gains	—	12,032	20,316
Net change in unrealized appreciation or depreciation of investments	13	40,129	35,242
Net gain (loss) on investments	14	39,669	43,469
Net increase (decrease) in net assets resulting from operations	$14	$41,931	$40,902

See accompanying notes to financial statements.

18	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Inflation Prot, Cl II
Operations
Investment income (loss) — net	$1,365	$(299)	$180	$352	$(365)
Net realized gain (loss) on sales of investments	(207)	752	304	(6,525)	231
Distributions from capital gains	4,949	4,417	7,067	—	—
Net change in unrealized appreciation or depreciation of investments	6,917	10,648	(5,217)	18,411	22,878
Net increase (decrease) in net assets resulting from operations	13,024	15,518	2,334	12,238	22,744

Contract transactions
Contract purchase payments	—	—	—	100	—
Net transfers(1)	960	(4)	4,504	37,998	3,475
Contract terminations:
Surrender benefits and contract charges	(3)	(1,145)	(1,906)	(98,700)	(61,262)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	957	(1,149)	2,598	(60,602)	(57,787)
Net assets at beginning of year	165,114	43,227	142,356	363,975	336,886
Net assets at end of year	$179,095	$57,596	$147,288	$315,611	$301,843

Accumulation unit activity
Units outstanding at beginning of year	90,524	14,085	37,590	324,561	243,817
Contract purchase payments	—	—	—	—	—
Net transfers(1)	554	—	1,455	46,232	394
Contract terminations:
Surrender benefits and contract charges	(2)	(464)	(604)	(91,786)	(43,667)
Death benefits	—	—	—	—	—
Units outstanding at end of year	91,076	13,621	38,441	279,007	200,544

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl II	BNY Mellon IP MidCap Stock, Serv
Operations
Investment income (loss) — net	$(2)	$5	$(6,616)	$631	$(7)
Net realized gain (loss) on sales of investments	6	132	110,568	204	—
Distributions from capital gains	16	—	46,805	2,318	—
Net change in unrealized appreciation or depreciation of investments	255	(261)	23,320	(3,844)	115
Net increase (decrease) in net assets resulting from operations	275	(124)	174,077	(691)	108

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(10)	(4)	(124,953)	(4)	(6)
Contract terminations:
Surrender benefits and contract charges	—	(533)	(129,511)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(10)	(537)	(254,464)	(4)	(6)
Net assets at beginning of year	1,103	5,366	500,289	103,613	1,603
Net assets at end of year	$1,368	$4,705	$419,902	$102,918	$1,705

Accumulation unit activity
Units outstanding at beginning of year	—	977	161,895	42,262	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	(38,557)	—	—
Contract terminations:
Surrender benefits and contract charges	—	(282)	(31,651)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	695	91,687	42,262	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	BNY Mellon IP Tech Gro, Serv	BNY Mellon VIF Appr, Serv	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Operations
Investment income (loss) — net	$(1,551)	$(21)	$(56)	$(3,118)	$(9,141)
Net realized gain (loss) on sales of investments	37,031	5	21	12,236	105,150
Distributions from capital gains	14,021	304	344	—	—
Net change in unrealized appreciation or depreciation of investments	8,625	507	1,183	18,798	(101,467)
Net increase (decrease) in net assets resulting from operations	58,126	795	1,492	27,916	(5,458)

Contract transactions
Contract purchase payments	—	—	—	8	12
Net transfers(1)	(46,625)	(8)	—	(3,199)	68,105
Contract terminations:
Surrender benefits and contract charges	(33,550)	—	—	(12,039)	(216,761)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(80,175)	(8)	—	(15,230)	(148,644)
Net assets at beginning of year	121,654	3,613	3,621	243,831	745,091
Net assets at end of year	$99,605	$4,400	$5,113	$256,517	$590,989

Accumulation unit activity
Units outstanding at beginning of year	33,808	—	—	91,053	264,340
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(11,196)	—	—	(1,390)	25,450
Contract terminations:
Surrender benefits and contract charges	(6,199)	—	—	(4,588)	(87,457)
Death benefits	—	—	—	—	—
Units outstanding at end of year	16,413	—	—	85,075	202,333

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$(3,326)	$(2,924)	$1,832	$2,881	$18,464
Net realized gain (loss) on sales of investments	20,785	12	(82)	(1,018)	7,418
Distributions from capital gains	52,823	95	—	—	13,486
Net change in unrealized appreciation or depreciation of investments	55,362	(10)	406	1,699	84,231
Net increase (decrease) in net assets resulting from operations	125,644	(2,827)	2,156	3,562	123,599

Contract transactions
Contract purchase payments	—	3,150	—	—	—
Net transfers(1)	(38,116)	104,209	967	5,027	(2,300)
Contract terminations:
Surrender benefits and contract charges	(66,323)	(238,378)	(777)	(2,261)	(51,387)
Death benefits	—	(1,993)	—	—	(16,943)
Increase (decrease) from contract transactions	(104,439)	(133,012)	190	2,766	(70,630)
Net assets at beginning of year	442,451	361,386	44,592	90,835	1,151,320
Net assets at end of year	$463,656	$225,547	$46,938	$97,163	$1,204,289

Accumulation unit activity
Units outstanding at beginning of year	178,527	348,571	9,078	38,975	709,966
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(12,601)	104,012	416	2,235	(1,677)
Contract terminations:
Surrender benefits and contract charges	(20,096)	(246,241)	(349)	(1,095)	(30,520)
Death benefits	—	(1,965)	—	—	(10,117)
Units outstanding at end of year	145,830	204,377	9,145	40,115	667,652

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(169)	$(14,390)	$(848)	$31	$(14)
Net realized gain (loss) on sales of investments	20,177	43,668	3,834	(98)	12
Distributions from capital gains	—	—	—	205	—
Net change in unrealized appreciation or depreciation of investments	(17,522)	154,506	15,152	772	97
Net increase (decrease) in net assets resulting from operations	2,486	183,784	18,138	910	95

Contract transactions
Contract purchase payments	24	—	—	—	—
Net transfers(1)	(3,560)	35,034	—	(8)	(6)
Contract terminations:
Surrender benefits and contract charges	(25,720)	(48,212)	(5,162)	(2,434)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(29,256)	(13,178)	(5,162)	(2,442)	(6)
Net assets at beginning of year	31,232	1,156,693	59,241	19,722	1,600
Net assets at end of year	$4,462	$1,327,299	$72,217	$18,190	$1,689

Accumulation unit activity
Units outstanding at beginning of year	6,968	284,007	24,789	11,320	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(886)	7,660	—	—	—
Contract terminations:
Surrender benefits and contract charges	(6,082)	(12,069)	(2,183)	(1,802)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	279,598	22,606	9,518	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3
Operations
Investment income (loss) — net	$(23)	$(61)	$5,502	$61	$(263)
Net realized gain (loss) on sales of investments	18	(192)	725	(16)	(1,100)
Distributions from capital gains	—	332	1,816	—	575
Net change in unrealized appreciation or depreciation of investments	173	1,074	9,348	(62)	3,095
Net increase (decrease) in net assets resulting from operations	168	1,153	17,391	(17)	2,307

Contract transactions
Contract purchase payments	20	125	—	50	—
Net transfers(1)	(12)	283	2,458	(8)	779
Contract terminations:
Surrender benefits and contract charges	—	(58)	(4,327)	—	(1,689)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	8	350	(1,869)	42	(910)
Net assets at beginning of year	2,446	7,771	498,371	1,337	33,029
Net assets at end of year	$2,622	$9,274	$513,893	$1,362	$34,426

Accumulation unit activity
Units outstanding at beginning of year	—	2,769	420,108	—	18,157
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	362	2,007	—	436
Contract terminations:
Surrender benefits and contract charges	—	(42)	(3,587)	—	(1,145)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	3,089	418,528	—	17,448

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2
Operations
Investment income (loss) — net	$(91)	$(26)	$780	$(68,096)	$(8,518)
Net realized gain (loss) on sales of investments	841	17	(81)	220,393	8,020
Distributions from capital gains	—	—	—	28,254	50,142
Net change in unrealized appreciation or depreciation of investments	1,292	158	(214)	1,167,020	145,407
Net increase (decrease) in net assets resulting from operations	2,042	149	485	1,347,571	195,051

Contract transactions
Contract purchase payments	22	—	1,750	1,975	—
Net transfers(1)	(1,608)	(2)	295	(158,825)	(1,500)
Contract terminations:
Surrender benefits and contract charges	(160)	—	(416)	(451,952)	(7,151)
Death benefits	—	—	—	(68,330)	—
Increase (decrease) from contract transactions	(1,746)	(2)	1,629	(677,132)	(8,651)
Net assets at beginning of year	8,114	2,281	43,714	5,084,183	478,046
Net assets at end of year	$8,410	$2,428	$45,828	$5,754,622	$664,446

Accumulation unit activity
Units outstanding at beginning of year	4,154	—	3,629	1,304,063	108,594
Contract purchase payments	—	—	—	384	—
Net transfers(1)	(851)	—	219	(45,791)	(369)
Contract terminations:
Surrender benefits and contract charges	(117)	—	(388)	(103,732)	(1,344)
Death benefits	—	—	—	(13,221)	—
Units outstanding at end of year	3,186	—	3,460	1,141,703	106,881

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$1,257	$(9,643)	$(1,440)	$102	$12,104
Net realized gain (loss) on sales of investments	8,070	7,328	1,092	(1)	(10,105)
Distributions from capital gains	124	—	580	2	32,081
Net change in unrealized appreciation or depreciation of investments	11,997	161,213	18,961	(110)	(114,131)
Net increase (decrease) in net assets resulting from operations	21,448	158,898	19,193	(7)	(80,051)

Contract transactions
Contract purchase payments	—	125	350	—	2,531
Net transfers(1)	643	(1,510)	(781)	(10)	(22,899)
Contract terminations:
Surrender benefits and contract charges	(64,198)	(165,005)	(1,506)	—	(84,028)
Death benefits	(12,736)	(22,867)	—	—	(16,190)
Increase (decrease) from contract transactions	(76,291)	(189,257)	(1,937)	(10)	(120,586)
Net assets at beginning of year	334,297	1,176,992	140,810	2,292	1,100,339
Net assets at end of year	$279,454	$1,146,633	$158,066	$2,275	$899,702

Accumulation unit activity
Units outstanding at beginning of year	227,079	254,389	51,360	—	383,723
Contract purchase payments	—	—	131	—	1,168
Net transfers(1)	(1,254)	745	(328)	—	(9,818)
Contract terminations:
Surrender benefits and contract charges	(41,442)	(40,733)	(776)	—	(34,377)
Death benefits	(8,039)	(4,931)	—	—	(6,987)
Units outstanding at end of year	176,344	209,470	50,387	—	333,709

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Frank Rising Divd, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Cap Appr, Ser II
Operations
Investment income (loss) — net	$(3)	$(18,943)	$(3,568)	$(16)	$(35,083)
Net realized gain (loss) on sales of investments	5	14,694	6,619	9	69,132
Distributions from capital gains	121	194,458	6,358	131	416,373
Net change in unrealized appreciation or depreciation of investments	212	469,284	27,948	335	366,559
Net increase (decrease) in net assets resulting from operations	335	659,493	37,357	459	816,981

Contract transactions
Contract purchase payments	—	185	—	—	—
Net transfers(1)	1	(107,667)	11,238	(4)	(121,477)
Contract terminations:
Surrender benefits and contract charges	—	(105,739)	(68,346)	—	(91,043)
Death benefits	—	(10,215)	—	—	—
Increase (decrease) from contract transactions	1	(223,436)	(57,108)	(4)	(212,520)
Net assets at beginning of year	2,331	1,343,007	468,404	2,900	2,465,233
Net assets at end of year	$2,667	$1,779,064	$448,653	$3,355	$3,069,694

Accumulation unit activity
Units outstanding at beginning of year	—	316,197	173,376	—	732,001
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(18,120)	6,896	—	(35,790)
Contract terminations:
Surrender benefits and contract charges	—	(23,664)	(24,882)	—	(29,038)
Death benefits	—	(1,949)	—	—	—
Units outstanding at end of year	—	272,464	155,390	—	667,173

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Inv Opp VI Dis Mid Cap Gro, Ser II(2)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser II
Operations
Investment income (loss) — net	$(1,045)	$(2,326)	$42,153	$(9,164)	$(95)
Net realized gain (loss) on sales of investments	334	4,612	(21,024)	2,839	42
Distributions from capital gains	9,736	11,310	—	13,776	548
Net change in unrealized appreciation or depreciation of investments	41,281	61,699	(16,185)	169,593	1,922
Net increase (decrease) in net assets resulting from operations	50,306	75,295	4,944	177,044	2,417

Contract transactions
Contract purchase payments	4,675	—	2,881	350	—
Net transfers(1)	96,150	(363)	(51,607)	(121)	(12)
Contract terminations:
Surrender benefits and contract charges	(926)	(18,785)	(142,726)	(8,327)	—
Death benefits	—	—	(38,386)	—	—
Increase (decrease) from contract transactions	99,899	(19,148)	(229,838)	(8,098)	(12)
Net assets at beginning of year	—	313,135	1,286,860	991,113	6,031
Net assets at end of year	$150,205	$369,282	$1,061,966	$1,160,059	$8,436

Accumulation unit activity
Units outstanding at beginning of year	—	74,534	706,973	242,286	—
Contract purchase payments	—	—	1,771	95	—
Net transfers(1)	96,156	(62)	(29,624)	12	—
Contract terminations:
Surrender benefits and contract charges	(685)	(4,007)	(86,144)	(1,949)	—
Death benefits	—	—	(21,376)	—	—
Units outstanding at end of year	95,471	70,465	571,600	240,444	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

28	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Core Eq, Ser II	Invesco VI Val Opp, Ser II
Operations
Investment income (loss) — net	$7,760	$(47)	$71	$(196)	$(1,441)
Net realized gain (loss) on sales of investments	16,079	12	133	(101)	(3,618)
Distributions from capital gains	23,172	86	196	5,398	5,777
Net change in unrealized appreciation or depreciation of investments	(37,687)	368	745	(2,682)	11,526
Net increase (decrease) in net assets resulting from operations	9,324	419	1,145	2,419	12,244

Contract transactions
Contract purchase payments	—	—	125	50	50
Net transfers(1)	102,294	2	(119)	635	7,489
Contract terminations:
Surrender benefits and contract charges	(238,905)	—	(70)	(167)	(4,991)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(136,611)	2	(64)	518	2,548
Net assets at beginning of year	877,540	3,358	8,572	26,277	138,249
Net assets at end of year	$750,253	$3,779	$9,653	$29,214	$153,041

Accumulation unit activity
Units outstanding at beginning of year	383,744	—	4,328	11,571	65,198
Contract purchase payments	—	—	—	—	—
Net transfers(1)	63,441	—	(25)	452	7,448
Contract terminations:
Surrender benefits and contract charges	(111,205)	—	(78)	(84)	(2,308)
Death benefits	—	—	—	—	—
Units outstanding at end of year	335,980	—	4,225	11,939	70,338

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Res, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(113)	$(1,480)	$(1,775)	$12,036	$142
Net realized gain (loss) on sales of investments	473	1,289	5,210	13,033	4,019
Distributions from capital gains	871	16,733	14,977	43,103	507
Net change in unrealized appreciation or depreciation of investments	1,652	17,753	39,008	63,275	(4,967)
Net increase (decrease) in net assets resulting from operations	2,883	34,295	57,420	131,447	(299)

Contract transactions
Contract purchase payments	150	—	—	—	—
Net transfers(1)	(1,283)	(10)	(932)	142,201	1,168
Contract terminations:
Surrender benefits and contract charges	(148)	(4,161)	(28,866)	(68,128)	(15,621)
Death benefits	—	—	—	(17,619)	—
Increase (decrease) from contract transactions	(1,281)	(4,171)	(29,798)	56,454	(14,453)
Net assets at beginning of year	10,210	166,114	158,341	1,695,587	33,925
Net assets at end of year	$11,812	$196,238	$185,963	$1,883,488	$19,173

Accumulation unit activity
Units outstanding at beginning of year	2,464	92,595	29,327	679,115	5,131
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(474)	—	(144)	53,748	217
Contract terminations:
Surrender benefits and contract charges	(83)	(2,108)	(5,277)	(28,375)	(2,858)
Death benefits	—	—	—	(7,131)	—
Units outstanding at end of year	1,907	90,487	23,906	697,357	2,490

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Global Hlth Care, Cl IB
Operations
Investment income (loss) — net	$(96)	$104	$134	$207	$(19)
Net realized gain (loss) on sales of investments	42	—	71	(132)	4
Distributions from capital gains	734	66	327	—	179
Net change in unrealized appreciation or depreciation of investments	5,248	(596)	(2,936)	179	115
Net increase (decrease) in net assets resulting from operations	5,928	(426)	(2,404)	254	279

Contract transactions
Contract purchase payments	—	150	—	75	—
Net transfers(1)	(7)	345	471	195	1
Contract terminations:
Surrender benefits and contract charges	—	—	(219)	(749)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(7)	495	252	(479)	1
Net assets at beginning of year	3,995	3,508	14,176	6,366	1,911
Net assets at end of year	$9,916	$3,577	$12,024	$6,141	$2,191

Accumulation unit activity
Units outstanding at beginning of year	—	935	5,621	3,393	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	426	344	148	—
Contract terminations:
Surrender benefits and contract charges	—	—	(114)	(635)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	1,361	5,851	2,906	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Put VT Intl Eq, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	Temp Gro, Cl 2
Operations
Investment income (loss) — net	$19	$(69)	$(92)	$9,040	$36
Net realized gain (loss) on sales of investments	4	(522)	42	(6,797)	(4)
Distributions from capital gains	—	—	818	—	—
Net change in unrealized appreciation or depreciation of investments	452	1,716	1,682	(12,381)	66
Net increase (decrease) in net assets resulting from operations	475	1,125	2,450	(10,138)	98

Contract transactions
Contract purchase payments	—	50	—	—	—
Net transfers(1)	(10)	211	2	18,131	(11)
Contract terminations:
Surrender benefits and contract charges	(3)	(273)	(7)	(30,958)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(13)	(12)	(5)	(12,827)	(11)
Net assets at beginning of year	4,413	24,681	9,033	157,444	2,073
Net assets at end of year	$4,875	$25,794	$11,478	$134,479	$2,160

Accumulation unit activity
Units outstanding at beginning of year	1,315	12,027	1,924	85,618	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	365	—	10,656	—
Contract terminations:
Surrender benefits and contract charges	(1)	(166)	(2)	(18,123)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,314	12,226	1,922	78,151	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2
Operations
Investment income (loss) — net	$(4)	$(29,929)	$(544)	$(8,495)	$—
Net realized gain (loss) on sales of investments	4	139,718	(3,566)	56,938	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	107	182,485	3,805	(4,218)	16
Net increase (decrease) in net assets resulting from operations	107	292,274	(305)	44,225	16

Contract transactions
Contract purchase payments	12	8	—	—	—
Net transfers(1)	(6)	(6)	412,367	346	—
Contract terminations:
Surrender benefits and contract charges	—	(242,476)	(409,081)	(212,875)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	6	(242,474)	3,286	(212,529)	—
Net assets at beginning of year	700	2,481,042	45,834	759,365	205
Net assets at end of year	$813	$2,530,842	$48,815	$591,061	$221

Accumulation unit activity
Units outstanding at beginning of year	—	1,275,523	33,388	580,327	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	299,087	—	—
Contract terminations:
Surrender benefits and contract charges	—	(127,724)	(299,617)	(156,369)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	1,147,799	32,858	423,958	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$—	$(4,030)	$(8,829)	$(10,297)	$(43,956)
Net realized gain (loss) on sales of investments	—	1,010	4,742	10,033	163,924
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	21	21,715	51,543	71,623	171,524
Net increase (decrease) in net assets resulting from operations	21	18,695	47,456	71,359	291,492

Contract transactions
Contract purchase payments	—	—	—	—	6,500
Net transfers(1)	—	1	(1)	(3)	(2)
Contract terminations:
Surrender benefits and contract charges	—	(1,855)	(14,600)	(36,738)	(465,839)
Death benefits	—	—	—	—	(118,514)
Increase (decrease) from contract transactions	—	(1,854)	(14,601)	(36,741)	(577,855)
Net assets at beginning of year	215	283,995	635,771	774,024	3,701,736
Net assets at end of year	$236	$300,836	$668,626	$808,642	$3,415,373

Accumulation unit activity
Units outstanding at beginning of year	—	246,449	532,298	608,282	2,963,977
Contract purchase payments	—	—	—	—	5,856
Net transfers(1)	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	—	(1,602)	(12,251)	(29,606)	(367,358)
Death benefits	—	—	—	—	(91,823)
Units outstanding at end of year	—	244,847	520,047	578,676	2,510,652

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$(66,265)	$(118,192)	$(49,185)	$(83,477)	$(14,126)
Net realized gain (loss) on sales of investments	367,505	753,997	48,712	505,107	16,243
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	158,008	233,443	394,278	324,189	110,146
Net increase (decrease) in net assets resulting from operations	459,248	869,248	393,805	745,819	112,263

Contract transactions
Contract purchase payments	18	215,811	—	—	—
Net transfers(1)	(412,383)	(691,944)	(455)	(118)	(7)
Contract terminations:
Surrender benefits and contract charges	(513,974)	(693,748)	(67,656)	(914,386)	(38,661)
Death benefits	(110,885)	(351,371)	—	—	—
Increase (decrease) from contract transactions	(1,037,224)	(1,521,252)	(68,111)	(914,504)	(38,668)
Net assets at beginning of year	4,970,706	9,345,502	3,248,149	6,666,312	1,201,472
Net assets at end of year	$4,392,730	$8,693,498	$3,573,843	$6,497,627	$1,275,067

Accumulation unit activity
Units outstanding at beginning of year	3,098,395	5,755,027	1,855,300	3,744,716	806,639
Contract purchase payments	—	126,438	—	—	—
Net transfers(1)	(242,560)	(433,922)	—	—	—
Contract terminations:
Surrender benefits and contract charges	(316,824)	(420,957)	(37,023)	(489,265)	(26,761)
Death benefits	(70,477)	(207,234)	—	—	—
Units outstanding at end of year	2,468,534	4,819,352	1,818,277	3,255,451	779,878

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Operations
Investment income (loss) — net	$(25,673)	$(99)	$(4,990)	$—	$—
Net realized gain (loss) on sales of investments	70,197	461	50,727	—	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	191,509	844	(17,227)	13	10
Net increase (decrease) in net assets resulting from operations	236,033	1,206	28,510	13	11

Contract transactions
Contract purchase payments	7,102	26	24	—	—
Net transfers(1)	692,018	(365)	41,396	—	(3)
Contract terminations:
Surrender benefits and contract charges	(80,424)	(140)	(107,615)	—	—
Death benefits	—	—	(4,549)	—	—
Increase (decrease) from contract transactions	618,696	(479)	(70,744)	—	(3)
Net assets at beginning of year	1,607,759	8,358	400,164	225	238
Net assets at end of year	$2,462,488	$9,085	$357,930	$238	$246

Accumulation unit activity
Units outstanding at beginning of year	1,098,269	3,929	154,119	—	—
Contract purchase payments	4,736	—	—	—	—
Net transfers(1)	472,358	(171)	26,497	—	—
Contract terminations:
Surrender benefits and contract charges	(54,304)	(114)	(49,889)	—	—
Death benefits	—	—	(1,495)	—	—
Units outstanding at end of year	1,521,059	3,644	129,232	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$—	$2,262	$(2,567)
Net realized gain (loss) on sales of investments	1	(12,492)	(12,089)
Distributions from capital gains	—	12,032	20,316
Net change in unrealized appreciation or depreciation of investments	13	40,129	35,242
Net increase (decrease) in net assets resulting from operations	14	41,931	40,902

Contract transactions
Contract purchase payments	—	—	—
Net transfers(1)	(3)	(8,402)	(13,863)
Contract terminations:
Surrender benefits and contract charges	—	(78,469)	(51,686)
Death benefits	—	—	—
Increase (decrease) from contract transactions	(3)	(86,871)	(65,549)
Net assets at beginning of year	232	353,632	200,070
Net assets at end of year	$243	$308,692	$175,423

Accumulation unit activity
Units outstanding at beginning of year	—	119,412	61,769
Contract purchase payments	—	—	—
Net transfers(1)	—	(1,306)	(3,262)
Contract terminations:
Surrender benefits and contract charges	—	(25,821)	(14,603)
Death benefits	—	—	—
Units outstanding at end of year	—	92,285	43,904

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2019	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Inflation Prot, Cl II
Operations
Investment income (loss) — net	$1,565	$(365)	$(254)	$(2,512)	$3,616
Net realized gain (loss) on sales of investments	(56)	347	996	(12,899)	(3,654)
Distributions from capital gains	18,792	2,258	14,417	—	—
Net change in unrealized appreciation or depreciation of investments	3,191	7,345	10,994	63,480	33,584
Net increase (decrease) in net assets resulting from operations	23,492	9,585	26,153	48,069	33,546

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	958	(7)	199	27,441	15,266
Contract terminations:
Surrender benefits and contract charges	(3)	(265)	(1,760)	(70,912)	(156,285)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	955	(272)	(1,561)	(43,471)	(141,019)
Net assets at beginning of year	140,667	33,914	117,764	359,377	444,359
Net assets at end of year	$165,114	$43,227	$142,356	$363,975	$336,886

Accumulation unit activity
Units outstanding at beginning of year	89,957	14,191	37,987	369,398	349,815
Contract purchase payments	—	—	—	—	—
Net transfers(1)	569	—	113	26,772	12,047
Contract terminations:
Surrender benefits and contract charges	(2)	(106)	(510)	(71,609)	(118,045)
Death benefits	—	—	—	—	—
Units outstanding at end of year	90,524	14,085	37,590	324,561	243,817

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl II	BNY Mellon IP MidCap Stock, Serv
Operations
Investment income (loss) — net	$1	$16	$(7,274)	$432	$(12)
Net realized gain (loss) on sales of investments	4	159	39,862	349	1
Distributions from capital gains	52	537	57,732	5,345	107
Net change in unrealized appreciation or depreciation of investments	182	491	49,484	14,620	153
Net increase (decrease) in net assets resulting from operations	239	1,203	139,804	20,746	249

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(9)	(6)	(30,184)	(1)	(1)
Contract terminations:
Surrender benefits and contract charges	—	(427)	(85,964)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(9)	(433)	(116,148)	(1)	(1)
Net assets at beginning of year	873	4,596	476,633	82,868	1,355
Net assets at end of year	$1,103	$5,366	$500,289	$103,613	$1,603

Accumulation unit activity
Units outstanding at beginning of year	—	1,182	204,991	42,262	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	(10,711)	—	—
Contract terminations:
Surrender benefits and contract charges	—	(205)	(32,385)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	977	161,895	42,262	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	BNY Mellon IP Tech Gro, Serv	BNY Mellon VIF Appr, Serv	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Operations
Investment income (loss) — net	$(1,715)	$(7)	$(53)	$(3,949)	$(11,408)
Net realized gain (loss) on sales of investments	9,719	2	20	62,922	100,677
Distributions from capital gains	15,169	351	329	—	—
Net change in unrealized appreciation or depreciation of investments	2,644	578	427	772	65,993
Net increase (decrease) in net assets resulting from operations	25,817	924	723	59,745	155,262

Contract transactions
Contract purchase payments	—	—	—	20	1,030
Net transfers(1)	(107)	(7)	—	1,549	(1,343)
Contract terminations:
Surrender benefits and contract charges	(18,219)	—	—	(97,623)	(171,391)
Death benefits	—	—	—	(5,238)	(27,079)
Increase (decrease) from contract transactions	(18,326)	(7)	—	(101,292)	(198,783)
Net assets at beginning of year	114,163	2,696	2,898	285,378	788,612
Net assets at end of year	$121,654	$3,613	$3,621	$243,831	$745,091

Accumulation unit activity
Units outstanding at beginning of year	39,344	—	—	131,430	344,647
Contract purchase payments	—	—	—	—	245
Net transfers(1)	84	—	—	764	(918)
Contract terminations:
Surrender benefits and contract charges	(5,620)	—	—	(39,006)	(72,667)
Death benefits	—	—	—	(2,135)	(6,967)
Units outstanding at end of year	33,808	—	—	91,053	264,340

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$(5,275)	$648	$4,207	$5,592	$21,921
Net realized gain (loss) on sales of investments	8,692	18	(666)	(7,635)	1,432
Distributions from capital gains	55,430	96	—	—	—
Net change in unrealized appreciation or depreciation of investments	53,295	(19)	7,220	20,257	63,286
Net increase (decrease) in net assets resulting from operations	112,142	743	10,761	18,214	86,639

Contract transactions
Contract purchase payments	—	—	—	—	1
Net transfers(1)	(16,876)	138,535	1,023	(952)	432
Contract terminations:
Surrender benefits and contract charges	(71,829)	(45,606)	(50,977)	(65,575)	(59,100)
Death benefits	—	(1,683)	—	—	(15,847)
Increase (decrease) from contract transactions	(88,705)	91,246	(49,954)	(66,527)	(74,514)
Net assets at beginning of year	419,014	269,397	83,785	139,148	1,139,195
Net assets at end of year	$442,451	$361,386	$44,592	$90,835	$1,151,320

Accumulation unit activity
Units outstanding at beginning of year	215,028	254,881	32,481	71,502	756,570
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(6,825)	140,271	508	(466)	173
Contract terminations:
Surrender benefits and contract charges	(29,676)	(44,935)	(23,911)	(32,061)	(36,125)
Death benefits	—	(1,646)	—	—	(10,652)
Units outstanding at end of year	178,527	348,571	9,078	38,975	709,966

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(320)	$(13,800)	$(923)	$93	$(14)
Net realized gain (loss) on sales of investments	1,309	66,975	19,488	725	12
Distributions from capital gains	—	—	—	2,736	—
Net change in unrealized appreciation or depreciation of investments	7,169	217,060	1,732	796	326
Net increase (decrease) in net assets resulting from operations	8,158	270,235	20,297	4,350	324

Contract transactions
Contract purchase payments	—	55	—	—	—
Net transfers(1)	(302)	(273)	(5)	(9)	(5)
Contract terminations:
Surrender benefits and contract charges	(197)	(88,998)	(31,181)	(4,807)	—
Death benefits	—	—	(1,196)	(462)	—
Increase (decrease) from contract transactions	(499)	(89,216)	(32,382)	(5,278)	(5)
Net assets at beginning of year	23,573	975,674	71,326	20,650	1,281
Net assets at end of year	$31,232	$1,156,693	$59,241	$19,722	$1,600

Accumulation unit activity
Units outstanding at beginning of year	7,070	309,065	40,120	14,909	—
Contract purchase payments	—	15	—	—	—
Net transfers(1)	(47)	(71)	—	—	—
Contract terminations:
Surrender benefits and contract charges	(55)	(25,002)	(14,736)	(3,279)	—
Death benefits	—	—	(595)	(310)	—
Units outstanding at end of year	6,968	284,007	24,789	11,320	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3
Operations
Investment income (loss) — net	$(25)	$(68)	$6,630	$(1)	$586
Net realized gain (loss) on sales of investments	19	(9)	1,071	(15)	(587)
Distributions from capital gains	—	640	—	—	—
Net change in unrealized appreciation or depreciation of investments	572	645	18,105	88	1,996
Net increase (decrease) in net assets resulting from operations	566	1,208	25,806	72	1,995

Contract transactions
Contract purchase payments	—	—	75	—	75
Net transfers(1)	(11)	626	(167)	(8)	363
Contract terminations:
Surrender benefits and contract charges	—	(14)	(9,812)	—	(989)
Death benefits	—	—	(29,111)	—	—
Increase (decrease) from contract transactions	(11)	612	(39,015)	(8)	(551)
Net assets at beginning of year	1,891	5,951	511,580	1,273	31,585
Net assets at end of year	$2,446	$7,771	$498,371	$1,337	$33,029

Accumulation unit activity
Units outstanding at beginning of year	—	2,459	453,552	—	18,589
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	316	(160)	—	265
Contract terminations:
Surrender benefits and contract charges	—	(6)	(8,432)	—	(697)
Death benefits	—	—	(24,852)	—	—
Units outstanding at end of year	—	2,769	420,108	—	18,157

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2
Operations
Investment income (loss) — net	$(90)	$(28)	$1,199	$(55,604)	$(6,844)
Net realized gain (loss) on sales of investments	270	20	(1)	78,861	17,557
Distributions from capital gains	—	—	—	570,648	28,194
Net change in unrealized appreciation or depreciation of investments	1,763	484	1,067	637,409	82,390
Net increase (decrease) in net assets resulting from operations	1,943	476	2,265	1,231,314	121,297

Contract transactions
Contract purchase payments	—	—	—	1,152	—
Net transfers(1)	(366)	(2)	266	(29,719)	(174)
Contract terminations:
Surrender benefits and contract charges	(29)	—	(73)	(518,497)	(6,045)
Death benefits	—	—	—	(34,550)	(30,741)
Increase (decrease) from contract transactions	(395)	(2)	193	(581,614)	(36,960)
Net assets at beginning of year	6,566	1,807	41,256	4,434,483	393,709
Net assets at end of year	$8,114	$2,281	$43,714	$5,084,183	$478,046

Accumulation unit activity
Units outstanding at beginning of year	4,398	—	3,481	1,471,839	117,645
Contract purchase payments	—	—	—	268	—
Net transfers(1)	(226)	—	204	(11,309)	(41)
Contract terminations:
Surrender benefits and contract charges	(18)	—	(56)	(148,368)	(1,505)
Death benefits	—	—	—	(8,367)	(7,505)
Units outstanding at end of year	4,154	—	3,629	1,304,063	108,594

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$3,096	$(8,112)	$343	$91	$4,843
Net realized gain (loss) on sales of investments	7,393	541	2,040	2	15,262
Distributions from capital gains	—	126,778	4,827	35	101,487
Net change in unrealized appreciation or depreciation of investments	24,641	98,564	23,329	166	80,316
Net increase (decrease) in net assets resulting from operations	35,130	217,771	30,539	294	201,908

Contract transactions
Contract purchase payments	—	1,374	400	—	2,744
Net transfers(1)	9,634	11,101	(768)	(6)	1,137
Contract terminations:
Surrender benefits and contract charges	(160,528)	(111,991)	(8,898)	—	(106,457)
Death benefits	—	—	—	—	(23,630)
Increase (decrease) from contract transactions	(150,894)	(99,516)	(9,266)	(6)	(126,206)
Net assets at beginning of year	450,061	1,058,737	119,537	2,004	1,024,637
Net assets at end of year	$334,297	$1,176,992	$140,810	$2,292	$1,100,339

Accumulation unit activity
Units outstanding at beginning of year	330,605	280,392	54,942	—	433,483
Contract purchase payments	—	271	105	—	986
Net transfers(1)	7,084	3,072	(365)	—	451
Contract terminations:
Surrender benefits and contract charges	(110,610)	(29,346)	(3,322)	—	(41,980)
Death benefits	—	—	—	—	(9,217)
Units outstanding at end of year	227,079	254,389	51,360	—	383,723

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Frank Rising Divd, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Cap Appr, Ser II
Operations
Investment income (loss) — net	$(4)	$(16,622)	$(3,283)	$(1)	$(30,887)
Net realized gain (loss) on sales of investments	6	(2,541)	986	7	64,265
Distributions from capital gains	329	175,500	16,401	101	223,705
Net change in unrealized appreciation or depreciation of investments	169	154,827	102,870	447	410,616
Net increase (decrease) in net assets resulting from operations	500	311,164	116,974	554	667,699

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	4	(5,640)	(13,244)	(4)	(48,093)
Contract terminations:
Surrender benefits and contract charges	—	(11,850)	(53,880)	—	(232,547)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4	(17,490)	(67,124)	(4)	(280,640)
Net assets at beginning of year	1,827	1,049,333	418,554	2,350	2,078,174
Net assets at end of year	$2,331	$1,343,007	$468,404	$2,900	$2,465,233

Accumulation unit activity
Units outstanding at beginning of year	—	320,591	200,953	—	832,567
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(1,379)	(5,323)	—	(16,974)
Contract terminations:
Surrender benefits and contract charges	—	(3,015)	(22,254)	—	(83,592)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	316,197	173,376	—	732,001

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

46	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(1,694)	$28,231	$(13,241)	$(72)	$1,332
Net realized gain (loss) on sales of investments	4,075	(12,390)	28,936	26	35,707
Distributions from capital gains	42,452	—	89,128	807	113,170
Net change in unrealized appreciation or depreciation of investments	30,175	101,437	110,357	792	34,248
Net increase (decrease) in net assets resulting from operations	75,008	117,278	215,180	1,553	184,457

Contract transactions
Contract purchase payments	686	3,044	144	—	—
Net transfers(1)	(110)	17,432	(20,600)	(8)	24,464
Contract terminations:
Surrender benefits and contract charges	(16,116)	(225,393)	(143,702)	—	(224,900)
Death benefits	—	—	(15,218)	—	—
Increase (decrease) from contract transactions	(15,540)	(204,917)	(179,376)	(8)	(200,436)
Net assets at beginning of year	253,667	1,374,499	955,309	4,486	893,519
Net assets at end of year	$313,135	$1,286,860	$991,113	$6,031	$877,540

Accumulation unit activity
Units outstanding at beginning of year	77,922	832,056	282,135	—	481,926
Contract purchase payments	148	1,608	22	—	—
Net transfers(1)	(18)	10,974	(4,518)	—	12,417
Contract terminations:
Surrender benefits and contract charges	(3,518)	(137,665)	(31,963)	—	(110,599)
Death benefits	—	—	(3,390)	—	—
Units outstanding at end of year	74,534	706,973	242,286	—	383,744

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Core Eq, Ser II	Invesco VI Val Opp, Ser II	Janus Henderson VIT Res, Serv
Operations
Investment income (loss) — net	$(43)	$(2)	$(297)	$(1,795)	$(96)
Net realized gain (loss) on sales of investments	7	114	(306)	(4,758)	198
Distributions from capital gains	75	515	3,129	30,369	975
Net change in unrealized appreciation or depreciation of investments	741	1,222	3,101	10,229	1,542
Net increase (decrease) in net assets resulting from operations	780	1,849	5,627	34,045	2,619

Contract transactions
Contract purchase payments	—	—	75	—	—
Net transfers(1)	(2)	(347)	140	5,691	(192)
Contract terminations:
Surrender benefits and contract charges	—	(15)	(4,133)	(19,831)	(29)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(2)	(362)	(3,918)	(14,140)	(221)
Net assets at beginning of year	2,580	7,085	24,568	118,344	7,812
Net assets at end of year	$3,358	$8,572	$26,277	$138,249	$10,210

Accumulation unit activity
Units outstanding at beginning of year	—	4,624	13,438	70,370	2,550
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(284)	87	3,335	(73)
Contract terminations:
Surrender benefits and contract charges	—	(12)	(1,954)	(8,507)	(13)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	4,328	11,571	65,198	2,464

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$(1,135)	$(1,762)	$12,455	$893	$(61)
Net realized gain (loss) on sales of investments	835	3,927	13,654	1,235	8
Distributions from capital gains	11,926	28,168	42,596	103	564
Net change in unrealized appreciation or depreciation of investments	34,929	17,367	197,004	4,791	586
Net increase (decrease) in net assets resulting from operations	46,555	47,700	265,709	7,022	1,097

Contract transactions
Contract purchase payments	—	—	101	—	—
Net transfers(1)	(10)	(2,366)	41,199	(2,128)	(3)
Contract terminations:
Surrender benefits and contract charges	(3,397)	(1,181)	(106,854)	(2,237)	—
Death benefits	—	(9,852)	—	—	—
Increase (decrease) from contract transactions	(3,407)	(13,399)	(65,554)	(4,365)	(3)
Net assets at beginning of year	122,966	124,040	1,495,432	31,268	2,901
Net assets at end of year	$166,114	$158,341	$1,695,587	$33,925	$3,995

Accumulation unit activity
Units outstanding at beginning of year	94,647	32,188	709,853	5,930	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(491)	16,872	(391)	—
Contract terminations:
Surrender benefits and contract charges	(2,052)	(250)	(47,610)	(408)	—
Death benefits	—	(2,120)	—	—	—
Units outstanding at end of year	92,595	29,327	679,115	5,131	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	MS VIF Global Real Est, Cl II	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$47	$62	$100	$(22)	$88
Net realized gain (loss) on sales of investments	20	3,899	11	2	(73)
Distributions from capital gains	165	916	—	75	21
Net change in unrealized appreciation or depreciation of investments	273	(1,384)	500	369	1,718
Net increase (decrease) in net assets resulting from operations	505	3,493	611	424	1,754

Contract transactions
Contract purchase payments	—	—	—	—	100
Net transfers(1)	(53)	41	26	—	(9)
Contract terminations:
Surrender benefits and contract charges	—	(11,063)	(290)	—	(130)
Death benefits	—	—	—	—	(8,102)
Increase (decrease) from contract transactions	(53)	(11,022)	(264)	—	(8,141)
Net assets at beginning of year	3,056	21,705	6,019	1,487	10,800
Net assets at end of year	$3,508	$14,176	$6,366	$1,911	$4,413

Accumulation unit activity
Units outstanding at beginning of year	972	10,437	3,588	—	5,156
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(37)	19	23	—	—
Contract terminations:
Surrender benefits and contract charges	—	(4,835)	(218)	—	(64)
Death benefits	—	—	—	—	(3,777)
Units outstanding at end of year	935	5,621	3,393	—	1,315

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2
Operations
Investment income (loss) — net	$(180)	$(78)	$11,299	$32	$(4)
Net realized gain (loss) on sales of investments	(255)	35	(3,438)	(2)	5
Distributions from capital gains	2,418	1,135	—	370	—
Net change in unrealized appreciation or depreciation of investments	2,567	1,224	(7,269)	(146)	121
Net increase (decrease) in net assets resulting from operations	4,550	2,316	592	254	122

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	187	2	19,015	(7)	(8)
Contract terminations:
Surrender benefits and contract charges	(236)	(6)	(50,676)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(49)	(4)	(31,661)	(7)	(8)
Net assets at beginning of year	20,180	6,721	188,513	1,826	586
Net assets at end of year	$24,681	$9,033	$157,444	$2,073	$700

Accumulation unit activity
Units outstanding at beginning of year	12,043	1,927	103,375	—	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	111	—	10,402	—	—
Contract terminations:
Surrender benefits and contract charges	(127)	(3)	(28,159)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	12,027	1,924	85,618	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2
Operations
Investment income (loss) — net	$(32,445)	$(1,391)	$(10,345)	$—	$—
Net realized gain (loss) on sales of investments	146,681	9,443	19,332	—	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	327,179	3,580	58,198	28	34
Net increase (decrease) in net assets resulting from operations	441,415	11,632	67,185	28	34

Contract transactions
Contract purchase payments	—	20	66	—	—
Net transfers(1)	(92,235)	(114,478)	(45,490)	—	—
Contract terminations:
Surrender benefits and contract charges	(108,557)	(705)	(10,791)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(200,792)	(115,163)	(56,215)	—	—
Net assets at beginning of year	2,240,419	149,365	748,395	177	181
Net assets at end of year	$2,481,042	$45,834	$759,365	$205	$215

Accumulation unit activity
Units outstanding at beginning of year	1,382,144	124,203	625,943	—	—
Contract purchase payments	—	—	51	—	—
Net transfers(1)	(46,240)	(90,274)	(37,120)	—	—
Contract terminations:
Surrender benefits and contract charges	(60,381)	(541)	(8,547)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,275,523	33,388	580,327	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
Operations
Investment income (loss) — net	$(3,854)	$(8,693)	$(13,279)	$(47,237)	$(73,448)
Net realized gain (loss) on sales of investments	645	5,264	63,791	217,782	156,995
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	29,958	75,259	93,809	348,352	574,341
Net increase (decrease) in net assets resulting from operations	26,749	71,830	144,321	518,897	657,888

Contract transactions
Contract purchase payments	—	—	—	6,949	—
Net transfers(1)	(3)	(6)	(6)	55	(95,313)
Contract terminations:
Surrender benefits and contract charges	(1,766)	(25,389)	(251,148)	(1,282,626)	(308,058)
Death benefits	—	—	—	(102,161)	—
Increase (decrease) from contract transactions	(1,769)	(25,395)	(251,154)	(1,377,783)	(403,371)
Net assets at beginning of year	259,015	589,336	880,857	4,560,622	4,716,189
Net assets at end of year	$283,995	$635,771	$774,024	$3,701,736	$4,970,706

Accumulation unit activity
Units outstanding at beginning of year	248,061	554,659	807,743	4,197,320	3,364,122
Contract purchase payments	—	—	—	5,894	—
Net transfers(1)	—	—	—	—	(65,126)
Contract terminations:
Surrender benefits and contract charges	(1,612)	(22,361)	(199,461)	(1,154,479)	(200,601)
Death benefits	—	—	—	(84,758)	—
Units outstanding at end of year	246,449	532,298	608,282	2,963,977	3,098,395

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Operations
Investment income (loss) — net	$(126,545)	$(46,656)	$(89,671)	$(14,023)	$(21,214)
Net realized gain (loss) on sales of investments	464,675	29,933	352,816	32,278	26,417
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	933,289	473,769	784,447	115,522	172,732
Net increase (decrease) in net assets resulting from operations	1,271,419	457,046	1,047,592	133,777	177,935

Contract transactions
Contract purchase payments	19,939	2,551	—	65	—
Net transfers(1)	(4)	114,465	(2)	95,354	(513)
Contract terminations:
Surrender benefits and contract charges	(891,774)	(30,297)	(666,669)	(87,941)	(92,967)
Death benefits	(182,278)	—	—	—	—
Increase (decrease) from contract transactions	(1,054,117)	86,719	(666,671)	7,478	(93,480)
Net assets at beginning of year	9,128,200	2,704,384	6,285,391	1,060,217	1,523,304
Net assets at end of year	$9,345,502	$3,248,149	$6,666,312	$1,201,472	$1,607,759

Accumulation unit activity
Units outstanding at beginning of year	6,445,742	1,805,979	4,133,685	798,933	1,164,748
Contract purchase payments	12,880	709	—	—	—
Net transfers(1)	—	67,900	—	71,511	—
Contract terminations:
Surrender benefits and contract charges	(582,390)	(19,288)	(388,969)	(63,805)	(66,479)
Death benefits	(121,205)	—	—	—	—
Units outstanding at end of year	5,755,027	1,855,300	3,744,716	806,639	1,098,269

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(98)	$(5,859)	$—	$—	$—
Net realized gain (loss) on sales of investments	165	27,899	—	1	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,592	41,807	30	40	34
Net increase (decrease) in net assets resulting from operations	1,659	63,847	30	41	35

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	193	24,053	—	(5)	(3)
Contract terminations:
Surrender benefits and contract charges	(29)	(72,125)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	164	(48,072)	—	(5)	(3)
Net assets at beginning of year	6,535	384,389	195	202	200
Net assets at end of year	$8,358	$400,164	$225	$238	$232

Accumulation unit activity
Units outstanding at beginning of year	3,814	177,154	—	—	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	133	9,877	—	—	—
Contract terminations:
Surrender benefits and contract charges	(18)	(32,912)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	3,929	154,119	—	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(2,721)	$(2,532)
Net realized gain (loss) on sales of investments	(25,243)	(21,310)
Distributions from capital gains	37,441	40,750
Net change in unrealized appreciation or depreciation of investments	81,914	37,791
Net increase (decrease) in net assets resulting from operations	91,391	54,699

Contract transactions
Contract purchase payments	—	(1)
Net transfers(1)	(11,548)	(7,704)
Contract terminations:
Surrender benefits and contract charges	(97,243)	(57,021)
Death benefits	—	—
Increase (decrease) from contract transactions	(108,791)	(64,726)
Net assets at beginning of year	371,032	210,097
Net assets at end of year	$353,632	$200,070

Accumulation unit activity
Units outstanding at beginning of year	160,750	84,374
Contract purchase payments	—	—
Net transfers(1)	(4,090)	(2,608)
Contract terminations:
Surrender benefits and contract charges	(37,248)	(19,997)
Death benefits	—	—
Units outstanding at end of year	119,412	61,769

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® Innovations Select Variable Annuity (Innovations Select) contracts issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Innovations Select contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Innovations Select contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period. These financial statements are of the Divisions of the Account offered through Innovations Select.

Division	Fund
AB VPS Bal Wealth Strategy, Cl B	AB VPS Balanced Wealth Strategy Portfolio (Class B)
AB VPS Global Thematic Gro, Cl B	AB VPS Global Thematic Growth Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AC VP Inflation Prot, Cl II	American Century VP Inflation Protection, Class II
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II	American Century VP Ultra®, Class II
AC VP Val, Cl II	American Century VP Value, Class II
BNY Mellon IP MidCap Stock, Serv	BNY Mellon Investment Portfolios, MidCap Stock Portfolio – Service Shares
BNY Mellon IP Tech Gro, Serv	BNY Mellon Investment Portfolios, Technology Growth Portfolio – Service Shares
BNY Mellon VIF Appr, Serv	BNY Mellon Variable Investment Fund, Appreciation Portfolio – Service Shares
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Loomis Sayles Gro, Cl 1	CTIVP® – Loomis Sayles Growth Fund (Class 1)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro, Serv Cl 2	Fidelity® VIP Growth Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Rising Divd, Cl 2	Franklin Rising Dividends VIP Fund – Class 2
Frank Sm Mid Cap Gro, Cl 2	Franklin Small-Mid Cap Growth VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	57

Division	Fund
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco Opp VI Cap Appr, Ser II	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Capital Appreciation Fund, Series II Shares)
Inv Opp VI Dis Mid Cap Gro, Ser II

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series II Shares(1)
(effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares)

Invesco Opp VI Global, Ser II	Invesco Oppenheimer V.I. Global Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Fund, Series II Shares)
Inves Opp VI Gbl Strat Inc, Ser II	Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Strategic Income Fund, Series II Shares)
Inves Opp VI Mn St Sm Cap, Ser II	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Main Street Small Cap Fund®, Series II Shares)
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Core Eq, Ser II	Invesco V.I. Mid Cap Core Equity Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Main Street Mid Cap Fund®, Series II Shares)
Invesco VI Val Opp, Ser II	Invesco V.I. Value Opportunities Fund, Series II Shares(2)
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
MS VIF US Real Est, Cl II	Morgan Stanley VIF U.S. Real Estate Portfolio, Class II Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sm Cap Val, Cl IB	Putnam VT Small Cap Value Fund – Class IB Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Temp Gro, Cl 2	Templeton Growth VIP Fund – Class 2
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Intl	Wanger International
Wanger USA	Wanger USA

(1)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.
(2)	Invesco V.I. Value Opportunities Fund, Series II Shares is scheduled to merge into Invesco V.I. American Value Fund, Series II Shares sometime during the second quarter of 2021.

58	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contract.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2020.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Accounting Standards Update 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	59

periods beginning after December 15, 2019 and interim periods within those fiscal years. The Account adopted the standard on January 1, 2020. There was no impact of the standard to the Account’s financials condition or results of operations.

3.  VARIABLE ACCOUNT EXPENSES

For Innovations Select contracts, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis to a range from 0.85% to 1.65% of the average daily net assets of each subaccount depending on the contract and death benefit option selected.

For Innovations Select contracts, RiverSource Life of NY also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life of NY such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4.  CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $40 per year on the contract anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value. Effective July 31, 2020, the contract administrative charge increased to $50 per year on the contract anniversary.

Optional riders are available on this product and if selected, the related fees are deducted annually from the contract value on the contract anniversary.

5.  WITHDRAWAL CHARGES

RiverSource Life of NY may assess a withdrawal charge to help it recover certain expenses related to the sale of the annuity. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2020 were as follows:

Division	Purchases
AB VPS Bal Wealth Strategy, Cl B	$9,387
AB VPS Global Thematic Gro, Cl B	4,629
AB VPS Gro & Inc, Cl B	14,651
AB VPS Intl Val, Cl B	51,964
AC VP Inflation Prot, Cl II	58,276
AC VP Intl, Cl II	20
AC VP Mid Cap Val, Cl II	73
AC VP Ultra, Cl II	50,220
AC VP Val, Cl II	4,270
BNY Mellon IP MidCap Stock, Serv	7
BNY Mellon IP Tech Gro, Serv	14,245
BNY Mellon VIF Appr, Serv	313
CB Var Sm Cap Gro, Cl I	346
Col VP Disciplined Core, Cl 3	2,843
Col VP Divd Opp, Cl 3	77,073
Col VP Emer Mkts, Cl 3	61,579
Col VP Govt Money Mkt, Cl 3	108,871

Division	Purchases
Col VP Hi Yield Bond, Cl 3	$4,103
Col VP Inc Opp, Cl 3	12,416
Col VP Inter Bond, Cl 3	54,892
Col VP Lg Cap Gro, Cl 3	29
Col VP Lg Cap Index, Cl 3	35,571
Col VP Mid Cap Gro, Cl 3	1
Col VP Overseas Core, Cl 3	466
Col VP Select Lg Cap Val, Cl 3	—
Col VP Select Mid Cap Val, Cl 3	20
Col VP Sm Cap Val, Cl 2	1,731
Col VP US Govt Mtge, Cl 3	19,813
CS Commodity Return	121
CTIVP BR Gl Infl Prot Sec, Cl 3	4,750
CTIVP Loomis Sayles Gro, Cl 1	22
CTIVP Vty Sycamore Estb Val, Cl 3	2
EV VT Floating-Rate Inc, Init Cl	2,910

60	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

Division	Purchases
Fid VIP Contrafund, Serv Cl 2	$50,729
Fid VIP Gro, Serv Cl 2	50,358
Fid VIP Invest Gr, Serv Cl 2	56,439
Fid VIP Mid Cap, Serv Cl 2	22,996
Fid VIP Overseas, Serv Cl 2	2,207
Frank Inc, Cl 2	127
Frank Mutual Shares, Cl 2	59,131
Frank Rising Divd, Cl 2	150
Frank Sm Mid Cap Gro, Cl 2	194,654
GS VIT Mid Cap Val, Inst	33,806
GS VIT U.S. Eq Insights, Inst	158
Invesco Opp VI Cap Appr, Ser II	418,641
Inv Opp VI Dis Mid Cap Gro, Ser II	110,566
Invesco Opp VI Global, Ser II	13,310
Inves Opp VI Gbl Strat Inc, Ser II	106,634
Inves Opp VI Mn St Sm Cap, Ser II	18,116
Invesco VI Am Fran, Ser II	547
Invesco VI Comstock, Ser II	173,742
Invesco VI Hlth, Ser II	93
Invesco VI Intl Gro, Ser II	922
Invesco VI Mid Cap Core Eq, Ser II	7,039
Invesco VI Val Opp, Ser II	21,195
Janus Henderson VIT Res, Serv	1,044
MFS Mass Inv Gro Stock, Serv Cl	17,114
MFS New Dis, Serv Cl	15,622
MFS Total Return, Serv Cl	219,197
MFS Utilities, Serv Cl	2,104
MS VIF Dis, Cl II	734
MS VIF Global Real Est, Cl II	710
MS VIF US Real Est, Cl II	1,385

Division	Purchases
PIMCO VIT All Asset, Advisor Cl	$563
Put VT Global Hlth Care, Cl IB	190
Put VT Intl Eq, Cl IB	67
Put VT Sm Cap Val, Cl IB	1,330
Put VT Sus Leaders, Cl IB	851
Temp Global Bond, Cl 2	49,272
Temp Gro, Cl 2	57
VP Aggr, Cl 2	11
VP Aggr, Cl 4	8
VP Conserv, Cl 2	412,374
VP Conserv, Cl 4	352
VP Man Risk, Cl 2	—
VP Man Risk US, Cl 2	—
VP Man Vol Conserv, Cl 2	—
VP Man Vol Conserv Gro, Cl 2	—
VP Man Vol Gro, Cl 2	—
VP Man Vol Mod Gro, Cl 2	125,064
VP Mod, Cl 2	46
VP Mod, Cl 4	472,915
VP Mod Aggr, Cl 2	—
VP Mod Aggr, Cl 4	1
VP Mod Conserv, Cl 2	—
VP Mod Conserv, Cl 4	856,607
VP Ptnrs Core Eq, Cl 3	286
VP Ptnrs Sm Cap Val, Cl 3	68,631
VP US Flex Conserv Gro, Cl 2	—
VP US Flex Gro, Cl 2	1
VP US Flex Mod Gro, Cl 2	—
Wanger Intl	41,017
Wanger USA	30,909

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Bal Wealth Strategy, Cl B
2020	91	$2.03	to	$1.86	$179	2.17%	1.00%	to	1.70%	8.16%	to	7.41%
2019	91	$1.87	to	$1.73	$165	2.33%	1.00%	to	1.70%	17.03%	to	16.21%
2018	90	$1.60	to	$1.49	$141	1.69%	1.00%	to	1.70%	(7.34%)	to	(8.00%)
2017	89	$1.73	to	$1.62	$151	1.79%	1.00%	to	1.70%	14.48%	to	13.68%
2016	96	$1.51	to	$1.43	$143	1.83%	1.00%	to	1.70%	3.41%	to	2.69%
AB VPS Global Thematic Gro, Cl B
2020	14	$4.05	to	$2.59	$58	0.45%	1.00%	to	2.05%	37.70%	to	36.25%
2019	14	$2.94	to	$1.90	$43	0.16%	1.00%	to	2.05%	28.49%	to	27.15%
2018	14	$2.29	to	$1.50	$34	—	1.00%	to	2.05%	(10.88%)	to	(11.82%)
2017	15	$2.57	to	$1.70	$39	0.27%	1.00%	to	2.05%	34.95%	to	33.53%
2016	27	$1.90	to	$1.27	$52	—	1.00%	to	2.05%	(1.86%)	to	(2.88%)
AB VPS Gro & Inc, Cl B
2020	38	$3.86	to	$2.76	$147	1.35%	1.00%	to	2.05%	1.45%	to	0.39%
2019	38	$3.81	to	$2.75	$142	1.03%	1.00%	to	2.05%	22.38%	to	21.11%
2018	38	$3.11	to	$2.27	$118	0.75%	1.00%	to	2.05%	(6.79%)	to	(7.77%)
2017	39	$3.34	to	$2.46	$129	1.27%	1.00%	to	2.05%	17.42%	to	16.20%
2016	40	$2.84	to	$2.12	$113	0.82%	1.00%	to	2.05%	9.97%	to	8.82%
AB VPS Intl Val, Cl B
2020	279	$1.33	to	$1.19	$316	1.52%	1.00%	to	2.05%	1.20%	to	0.14%
2019	325	$1.31	to	$1.19	$364	0.76%	1.00%	to	2.05%	15.63%	to	14.41%
2018	369	$1.13	to	$1.04	$359	1.12%	1.00%	to	2.05%	(23.75%)	to	(24.55%)
2017	365	$1.49	to	$1.38	$467	1.87%	1.00%	to	2.05%	23.85%	to	22.56%
2016	417	$1.20	to	$1.12	$432	1.05%	1.00%	to	2.05%	(1.79%)	to	(2.81%)

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	61

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Inflation Prot, Cl II
2020	201	$1.52	to	$1.38	$302	1.29%	1.05%	to	1.70%	8.41%	to	7.71%
2019	244	$1.41	to	$1.28	$337	2.29%	1.05%	to	1.70%	7.76%	to	7.06%
2018	350	$1.31	to	$1.19	$444	2.80%	1.05%	to	1.70%	(3.84%)	to	(4.47%)
2017	375	$1.36	to	$1.25	$497	2.67%	1.05%	to	1.70%	2.59%	to	1.93%
2016	354	$1.32	to	$1.23	$459	1.89%	1.05%	to	1.70%	3.30%	to	2.63%
AC VP Intl, Cl II
2020	—	$2.14	to	$2.32	$1	0.37%	1.05%	to	1.70%	24.35%	to	23.53%
2019	—	$1.72	to	$1.88	$1	0.71%	1.05%	to	1.70%	26.80%	to	25.97%
2018	—	$1.36	to	$1.49	$1	1.10%	1.05%	to	1.70%	(16.18%)	to	(16.73%)
2017	—	$1.62	to	$1.79	$1	0.72%	1.05%	to	1.70%	29.58%	to	28.73%
2016	—	$1.25	to	$1.39	$1	0.90%	1.05%	to	1.70%	(6.54%)	to	(7.14%)
AC VP Mid Cap Val, Cl II
2020	1	$2.84	to	$2.55	$5	1.65%	1.00%	to	2.05%	0.11%	to	(0.95%)
2019	1	$2.84	to	$2.57	$5	1.91%	1.00%	to	2.05%	27.72%	to	26.38%
2018	1	$2.22	to	$2.04	$5	1.25%	1.00%	to	2.05%	(13.83%)	to	(14.73%)
2017	1	$2.58	to	$2.39	$6	1.40%	1.00%	to	2.05%	10.36%	to	9.21%
2016	2	$2.34	to	$2.19	$6	1.56%	1.00%	to	2.05%	21.50%	to	20.23%
AC VP Ultra, Cl II
2020	92	$5.63	to	$5.05	$420	—	1.00%	to	2.05%	48.07%	to	46.52%
2019	162	$3.80	to	$3.44	$500	—	1.00%	to	2.05%	33.12%	to	31.73%
2018	205	$2.86	to	$2.61	$477	0.12%	1.00%	to	2.05%	(0.41%)	to	(1.45%)
2017	260	$2.87	to	$2.65	$609	0.24%	1.00%	to	2.05%	30.70%	to	29.34%
2016	315	$2.19	to	$2.05	$566	0.20%	1.00%	to	2.05%	3.32%	to	2.24%
AC VP Val, Cl II
2020	42	$2.62	to	$2.35	$103	2.19%	1.00%	to	2.05%	(0.19%)	to	(1.21%)
2019	42	$2.62	to	$2.38	$104	1.97%	1.00%	to	2.05%	25.65%	to	24.35%
2018	42	$2.09	to	$1.91	$83	1.51%	1.00%	to	2.05%	(10.18%)	to	(11.12%)
2017	42	$2.33	to	$2.15	$93	1.52%	1.00%	to	2.05%	7.50%	to	6.38%
2016	42	$2.16	to	$2.02	$87	1.60%	1.00%	to	2.05%	19.08%	to	17.84%
BNY Mellon IP MidCap Stock, Serv
2020	0	$2.41	to	$2.44	$2	0.54%	1.05%	to	1.70%	6.72%	to	6.02%
2019	0	$2.26	to	$2.31	$2	0.39%	1.05%	to	1.70%	18.61%	to	17.84%
2018	0	$1.91	to	$1.96	$1	0.34%	1.05%	to	1.70%	(16.57%)	to	(17.11%)
2017	0	$2.29	to	$2.36	$2	0.85%	1.05%	to	1.70%	13.85%	to	13.11%
2016	0	$2.01	to	$2.09	$1	0.83%	1.05%	to	1.70%	14.00%	to	13.26%
BNY Mellon IP Tech Gro, Serv
2020	16	$6.37	to	$5.70	$100	0.08%	1.05%	to	1.70%	67.80%	to	66.72%
2019	34	$3.80	to	$3.42	$122	—	1.05%	to	1.70%	24.20%	to	23.40%
2018	39	$3.06	to	$2.77	$114	—	1.05%	to	1.70%	(2.31%)	to	(2.94%)
2017	48	$3.13	to	$2.85	$144	—	1.05%	to	1.70%	40.88%	to	39.97%
2016	62	$2.22	to	$2.04	$132	—	1.05%	to	1.70%	3.30%	to	2.63%
BNY Mellon VIF Appr, Serv
2020	—	$3.39	to	$3.21	$4	0.55%	1.05%	to	1.70%	22.09%	to	21.30%
2019	—	$2.78	to	$2.64	$4	0.92%	1.05%	to	1.70%	34.36%	to	33.49%
2018	—	$2.07	to	$1.98	$3	1.02%	1.05%	to	1.70%	(8.08%)	to	(8.68%)
2017	—	$2.25	to	$2.17	$3	1.10%	1.05%	to	1.70%	25.68%	to	24.88%
2016	—	$1.79	to	$1.74	$2	1.41%	1.05%	to	1.70%	6.52%	to	5.83%
CB Var Sm Cap Gro, Cl I
2020	—	$5.13	to	$4.60	$5	—	1.00%	to	2.05%	41.84%	to	40.36%
2019	—	$3.62	to	$3.28	$4	—	1.00%	to	2.05%	25.61%	to	24.30%
2018	—	$2.88	to	$2.64	$3	—	1.00%	to	2.05%	2.40%	to	1.33%
2017	—	$2.81	to	$2.60	$3	—	1.00%	to	2.05%	23.03%	to	21.75%
2016	—	$2.29	to	$2.14	$2	—	1.00%	to	2.05%	4.75%	to	3.66%

62	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Disciplined Core, Cl 3
2020	85	$2.79	to	$3.34	$257	—	1.00%	to	2.05%	12.85%	to	11.67%
2019	91	$2.47	to	$2.99	$244	—	1.00%	to	2.05%	23.39%	to	22.11%
2018	131	$2.00	to	$2.45	$285	—	1.00%	to	2.05%	(4.70%)	to	(5.70%)
2017	140	$2.10	to	$2.59	$321	—	1.00%	to	2.05%	22.99%	to	21.71%
2016	148	$1.71	to	$2.13	$275	—	1.00%	to	2.05%	6.87%	to	5.75%
Col VP Divd Opp, Cl 3
2020	202	$4.43	to	$2.20	$591	—	1.00%	to	2.05%	0.02%	to	(1.02%)
2019	264	$4.43	to	$2.22	$745	—	1.00%	to	2.05%	22.69%	to	21.41%
2018	345	$3.61	to	$1.83	$789	—	1.00%	to	2.05%	(6.81%)	to	(7.79%)
2017	405	$3.87	to	$1.99	$1,017	—	1.00%	to	2.05%	13.15%	to	11.97%
2016	454	$3.42	to	$1.77	$1,028	—	1.00%	to	2.05%	12.39%	to	11.22%
Col VP Emer Mkts, Cl 3
2020	146	$1.95	to	$1.74	$464	0.55%	1.00%	to	2.05%	32.04%	to	30.67%
2019	179	$1.47	to	$1.33	$442	0.18%	1.00%	to	2.05%	30.12%	to	28.76%
2018	215	$1.13	to	$1.04	$419	0.46%	1.00%	to	2.05%	(22.36%)	to	(23.18%)
2017	213	$1.46	to	$1.35	$536	0.10%	1.00%	to	2.05%	45.60%	to	44.09%
2016	249	$1.00	to	$0.94	$437	0.11%	1.00%	to	2.05%	3.93%	to	2.84%
Col VP Govt Money Mkt, Cl 3
2020	204	$1.01	to	$0.84	$226	0.22%	1.00%	to	2.05%	(0.72%)	to	(1.76%)
2019	349	$1.02	to	$0.85	$361	1.70%	1.00%	to	2.05%	0.74%	to	(0.30%)
2018	255	$1.01	to	$0.86	$269	1.39%	1.00%	to	2.05%	0.37%	to	(0.69%)
2017	188	$1.01	to	$0.86	$205	0.29%	1.00%	to	2.05%	(0.68%)	to	(1.72%)
2016	206	$1.01	to	$0.88	$223	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
Col VP Hi Yield Bond, Cl 3
2020	9	$1.84	to	$1.65	$47	5.72%	1.00%	to	2.05%	5.49%	to	4.39%
2019	9	$1.75	to	$1.58	$45	7.02%	1.00%	to	2.05%	15.56%	to	14.36%
2018	32	$1.51	to	$1.38	$84	5.57%	1.00%	to	2.05%	(4.96%)	to	(5.95%)
2017	35	$1.59	to	$1.47	$94	6.18%	1.00%	to	2.05%	5.36%	to	4.25%
2016	61	$1.51	to	$1.41	$139	6.00%	1.00%	to	2.05%	10.62%	to	9.46%
Col VP Inc Opp, Cl 3
2020	40	$1.78	to	$1.59	$97	4.65%	1.00%	to	2.05%	4.68%	to	3.60%
2019	39	$1.70	to	$1.54	$91	5.61%	1.00%	to	2.05%	15.09%	to	13.88%
2018	72	$1.48	to	$1.35	$139	4.73%	1.00%	to	2.05%	(4.82%)	to	(5.82%)
2017	93	$1.55	to	$1.43	$190	5.94%	1.00%	to	2.05%	5.34%	to	4.24%
2016	94	$1.47	to	$1.38	$182	13.67%	1.00%	to	2.05%	9.77%	to	8.62%
Col VP Inter Bond, Cl 3
2020	668	$1.83	to	$1.30	$1,204	2.74%	1.00%	to	2.05%	11.33%	to	10.18%
2019	710	$1.64	to	$1.18	$1,151	3.07%	1.00%	to	2.05%	8.03%	to	6.90%
2018	757	$1.52	to	$1.10	$1,139	1.33%	1.00%	to	2.05%	(0.73%)	to	(1.77%)
2017	313	$1.53	to	$1.12	$475	2.63%	1.00%	to	2.05%	2.70%	to	1.64%
2016	339	$1.49	to	$1.11	$502	1.63%	1.00%	to	2.05%	3.51%	to	2.42%
Col VP Lg Cap Gro, Cl 3
2020	—	$5.42	to	$4.18	$4	—	1.00%	to	2.05%	33.23%	to	31.84%
2019	7	$4.07	to	$3.17	$31	—	1.00%	to	2.05%	34.41%	to	33.01%
2018	7	$3.03	to	$2.39	$24	—	1.00%	to	2.05%	(5.05%)	to	(6.05%)
2017	8	$3.19	to	$2.54	$27	—	1.00%	to	2.05%	26.68%	to	25.36%
2016	8	$2.52	to	$2.03	$23	—	1.00%	to	2.05%	0.17%	to	(0.88%)
Col VP Lg Cap Index, Cl 3
2020	280	$5.00	to	$3.35	$1,327	—	1.00%	to	2.05%	16.73%	to	15.51%
2019	284	$4.28	to	$2.90	$1,157	—	1.00%	to	2.05%	29.65%	to	28.29%
2018	309	$3.30	to	$2.26	$976	—	1.00%	to	2.05%	(5.77%)	to	(6.76%)
2017	316	$3.51	to	$2.43	$1,060	—	1.00%	to	2.05%	20.08%	to	18.83%
2016	360	$2.92	to	$2.04	$993	—	1.00%	to	2.05%	10.40%	to	9.25%
Col VP Mid Cap Gro, Cl 3
2020	23	$3.58	to	$3.44	$72	—	1.05%	to	1.70%	33.82%	to	32.96%
2019	25	$2.67	to	$2.59	$59	—	1.05%	to	1.70%	33.61%	to	32.75%
2018	40	$2.00	to	$1.95	$71	—	1.05%	to	1.70%	(5.86%)	to	(6.47%)
2017	42	$2.13	to	$2.09	$79	—	1.05%	to	1.70%	21.51%	to	20.73%
2016	43	$1.75	to	$1.73	$68	—	1.05%	to	1.70%	1.09%	to	0.45%

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	63

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Overseas Core, Cl 3
2020	10	$1.78	to	$1.59	$18	1.56%	1.00%	to	2.05%	7.84%		to	6.70%
2019	11	$1.65	to	$1.49	$20	1.89%	1.00%	to	2.05%	24.07%		to	22.77%
2018	15	$1.33	to	$1.22	$21	2.69%	1.00%	to	2.05%	(17.54%)		to	(18.41%)
2017	16	$1.61	to	$1.49	$27	2.09%	1.00%	to	2.05%	26.11%		to	24.79%
2016	22	$1.28	to	$1.19	$29	1.50%	1.00%	to	2.05%	(7.03%)		to	(8.00%)
Col VP Select Lg Cap Val, Cl 3
2020	—	$2.66	to	$2.61	$2	—	1.05%	to	1.70%	5.84%		to	5.15%
2019	—	$2.52	to	$2.48	$2	—	1.05%	to	1.70%	25.22%		to	24.41%
2018	—	$2.01	to	$2.00	$1	—	1.05%	to	1.70%	(13.23%)		to	(13.80%)
2017	—	$2.31	to	$2.32	$1	—	1.05%	to	1.70%	19.55%		to	18.78%
2016	—	$1.94	to	$1.95	$1	—	1.05%	to	1.70%	18.56%		to	17.80%
Col VP Select Mid Cap Val, Cl 3
2020	—	$2.88	to	$2.58	$3	—	1.00%	to	2.05%	6.34%		to	5.23%
2019	—	$2.70	to	$2.45	$2	—	1.00%	to	2.05%	30.11%		to	28.76%
2018	—	$2.08	to	$1.90	$2	—	1.00%	to	2.05%	(14.27%)		to	(15.17%)
2017	—	$2.42	to	$2.24	$2	—	1.00%	to	2.05%	12.26%		to	11.09%
2016	—	$2.16	to	$2.02	$2	—	1.00%	to	2.05%	12.87%		to	11.69%
Col VP Sm Cap Val, Cl 2
2020	3	$2.51	to	$2.25	$9	0.35%	1.00%	to	2.05%	7.51%		to	6.39%
2019	3	$2.34	to	$2.12	$8	0.28%	1.00%	to	2.05%	19.78%		to	18.53%
2018	2	$1.95	to	$1.79	$6	0.18%	1.00%	to	2.05%	(18.99%)		to	(19.84%)
2017	12	$2.41	to	$2.23	$30	0.33%	1.00%	to	2.05%	12.86%		to	11.68%
2016	13	$2.14	to	$2.00	$29	0.36%	1.00%	to	2.05%	31.44%		to	30.05%
Col VP US Govt Mtge, Cl 3
2020	419	$1.30	to	$1.06	$514	2.48%	1.00%	to	2.05%	3.92%		to	2.83%
2019	420	$1.25	to	$1.03	$498	2.70%	1.00%	to	2.05%	5.55%		to	4.45%
2018	454	$1.18	to	$0.99	$512	2.71%	1.00%	to	2.05%	0.70%		to	(0.36%)
2017	511	$1.17	to	$0.99	$571	2.95%	1.00%	to	2.05%	2.20%		to	1.13%
2016	634	$1.15	to	$0.98	$693	2.75%	1.00%	to	2.05%	1.57%		to	0.50%
CS Commodity Return
2020	—	$0.58	to	$0.52	$1	5.84%	1.00%	to	2.05%	(2.46%)		to	(3.49%)
2019	—	$0.59	to	$0.54	$1	0.88%	1.00%	to	2.05%	5.63%		to	4.54%
2018	—	$0.56	to	$0.51	$1	2.54%	1.00%	to	2.05%	(12.54%)		to	(13.46%)
2017	—	$0.64	to	$0.59	$1	9.14%	1.00%	to	2.05%	0.51%		to	(0.53%)
2016	—	$0.64	to	$0.60	$1	—	1.00%	to	2.05%	10.91%		to	9.75%
CTIVP BR Gl Infl Prot Sec, Cl 3
2020	17	$1.41	to	$1.26	$34	0.55%	1.00%	to	2.05%	8.03%		to	6.91%
2019	18	$1.30	to	$1.18	$33	3.15%	1.00%	to	2.05%	6.74%		to	5.62%
2018	19	$1.22	to	$1.12	$32	—	1.00%	to	2.05%	(1.50%)		to	(2.54%)
2017	53	$1.24	to	$1.15	$80	2.29%	1.00%	to	2.05%	1.52%		to	0.48%
2016	48	$1.22	to	$1.14	$73	—	1.00%	to	2.05%	7.43%		to	6.30%
CTIVP Loomis Sayles Gro, Cl 1
2020	3	$2.29	to	$2.18	$8	—	1.00%	to	2.05%	30.62%		to	29.26%
2019	4	$1.75	to	$1.69	$8	—	1.00%	to	2.05%	30.44%		to	29.08%
2018	4	$1.35	to	$1.31	$7	—	1.00%	to	2.05%	(3.37%)		to	(4.39%)
2017	27	$1.39	to	$1.37	$39	—	1.00%	to	2.05%	31.71%		to	30.34%
2016	31	$1.06	to	$1.05	$33	—	1.00%	to	2.05%	4.83	%(5)	to	4.09	%(5)
CTIVP Vty Sycamore Estb Val, Cl 3
2020	—	$3.22	to	$2.89	$2	—	1.00%	to	2.05%	6.83%		to	5.71%
2019	—	$3.01	to	$2.73	$2	—	1.00%	to	2.05%	26.74%		to	25.41%
2018	—	$2.38	to	$2.18	$2	—	1.00%	to	2.05%	(11.00%)		to	(11.93%)
2017	—	$2.67	to	$2.47	$2	—	1.00%	to	2.05%	14.58%		to	13.39%
2016	14	$2.33	to	$2.18	$33	—	1.00%	to	2.05%	19.44%		to	18.19%
EV VT Floating-Rate Inc, Init Cl
2020	3	$1.32	to	$1.18	$46	3.29%	1.00%	to	2.05%	0.98%		to	(0.07%)
2019	4	$1.31	to	$1.18	$44	4.30%	1.00%	to	2.05%	6.02%		to	4.91%
2018	3	$1.23	to	$1.13	$41	3.75%	1.00%	to	2.05%	(1.07%)		to	(2.11%)
2017	10	$1.25	to	$1.15	$45	3.26%	1.00%	to	2.05%	2.39%		to	1.33%
2016	9	$1.22	to	$1.14	$43	3.49%	1.00%	to	2.05%	7.87%		to	6.74%

64	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Contrafund, Serv Cl 2
2020	1,142	$6.21	to	$3.38	$5,755	0.08%	1.00%	to	2.05%	28.94%	to	27.59%
2019	1,304	$4.82	to	$2.65	$5,084	0.22%	1.00%	to	2.05%	29.97%	to	28.61%
2018	1,472	$3.71	to	$2.06	$4,434	0.42%	1.00%	to	2.05%	(7.57%)	to	(8.54%)
2017	1,692	$4.01	to	$2.25	$5,633	0.78%	1.00%	to	2.05%	20.38%	to	19.13%
2016	1,877	$3.33	to	$1.89	$5,238	0.62%	1.00%	to	2.05%	6.66%	to	5.55%
Fid VIP Gro, Serv Cl 2
2020	107	$6.88	to	$4.42	$664	0.04%	1.00%	to	1.70%	42.12%	to	41.13%
2019	109	$4.84	to	$3.13	$478	0.06%	1.00%	to	1.70%	32.65%	to	31.72%
2018	118	$3.65	to	$2.38	$394	0.04%	1.00%	to	1.70%	(1.43%)	to	(2.12%)
2017	124	$3.70	to	$2.43	$424	0.08%	1.00%	to	1.70%	33.49%	to	32.55%
2016	153	$2.77	to	$1.83	$396	—	1.00%	to	1.70%	(0.45%)	to	(1.14%)
Fid VIP Invest Gr, Serv Cl 2
2020	176	$1.36	to	$1.22	$279	1.84%	1.00%	to	2.05%	8.08%	to	6.96%
2019	227	$1.26	to	$1.14	$334	2.18%	1.00%	to	2.05%	8.31%	to	7.19%
2018	331	$1.17	to	$1.07	$450	2.21%	1.00%	to	2.05%	(1.78%)	to	(2.80%)
2017	366	$1.19	to	$1.10	$510	2.26%	1.00%	to	2.05%	2.96%	to	1.89%
2016	351	$1.15	to	$1.08	$478	2.15%	1.00%	to	2.05%	3.44%	to	2.37%
Fid VIP Mid Cap, Serv Cl 2
2020	209	$6.25	to	$2.43	$1,147	0.39%	1.00%	to	2.05%	16.70%	to	15.48%
2019	254	$5.35	to	$2.11	$1,177	0.67%	1.00%	to	2.05%	21.95%	to	20.67%
2018	280	$4.39	to	$1.75	$1,059	0.38%	1.00%	to	2.05%	(15.63%)	to	(16.51%)
2017	315	$5.20	to	$2.09	$1,423	0.49%	1.00%	to	2.05%	19.34%	to	18.10%
2016	389	$4.36	to	$1.77	$1,430	0.31%	1.00%	to	2.05%	10.81%	to	9.66%
Fid VIP Overseas, Serv Cl 2
2020	50	$3.71	to	$1.88	$158	0.23%	1.00%	to	2.05%	14.18%	to	13.00%
2019	51	$3.25	to	$1.66	$141	1.56%	1.00%	to	2.05%	26.23%	to	24.92%
2018	55	$2.57	to	$1.33	$120	1.32%	1.00%	to	2.05%	(15.91%)	to	(16.79%)
2017	57	$3.06	to	$1.60	$148	1.17%	1.00%	to	2.05%	28.69%	to	27.36%
2016	79	$2.38	to	$1.26	$164	1.27%	1.00%	to	2.05%	(6.21%)	to	(7.19%)
Frank Inc, Cl 2
2020	—	$1.77	to	$1.58	$2	5.86%	1.00%	to	2.05%	(0.31%)	to	(1.35%)
2019	—	$1.77	to	$1.61	$2	5.35%	1.00%	to	2.05%	14.90%	to	13.70%
2018	—	$1.54	to	$1.41	$2	4.77%	1.00%	to	2.05%	(5.26%)	to	(6.25%)
2017	—	$1.63	to	$1.51	$2	4.14%	1.00%	to	2.05%	8.58%	to	7.46%
2016	—	$1.50	to	$1.40	$2	5.72%	1.00%	to	2.05%	12.89%	to	11.71%
Frank Mutual Shares, Cl 2
2020	334	$2.85	to	$1.86	$900	2.73%	1.00%	to	1.70%	(5.99%)	to	(6.64%)
2019	384	$3.03	to	$1.99	$1,100	1.80%	1.00%	to	1.70%	21.35%	to	20.50%
2018	433	$2.50	to	$1.65	$1,025	2.37%	1.00%	to	1.70%	(9.98%)	to	(10.61%)
2017	458	$2.77	to	$1.85	$1,205	2.14%	1.00%	to	1.70%	7.27%	to	6.52%
2016	544	$2.59	to	$1.74	$1,343	2.01%	1.00%	to	1.70%	14.91%	to	14.11%
Frank Rising Divd, Cl 2
2020	—	$3.13	to	$3.05	$3	1.24%	1.05%	to	1.70%	14.76%	to	14.02%
2019	—	$2.73	to	$2.68	$2	1.24%	1.05%	to	1.70%	27.88%	to	27.05%
2018	—	$2.13	to	$2.11	$2	1.25%	1.05%	to	1.70%	(6.07%)	to	(6.69%)
2017	—	$2.27	to	$2.26	$2	1.52%	1.05%	to	1.70%	19.30%	to	18.53%
2016	—	$1.90	to	$1.91	$2	1.39%	1.05%	to	1.70%	14.83%	to	14.09%
Frank Sm Mid Cap Gro, Cl 2
2020	272	$6.87	to	$3.88	$1,779	—	1.00%	to	1.70%	53.55%	to	52.48%
2019	316	$4.47	to	$2.54	$1,343	—	1.00%	to	1.70%	30.13%	to	29.22%
2018	321	$3.44	to	$1.97	$1,049	—	1.00%	to	1.70%	(6.32%)	to	(6.98%)
2017	351	$3.67	to	$2.11	$1,232	—	1.00%	to	1.70%	20.20%	to	19.36%
2016	378	$3.05	to	$1.77	$1,108	—	1.00%	to	1.70%	3.14%	to	2.42%
GS VIT Mid Cap Val, Inst
2020	155	$2.76	to	$2.48	$449	0.60%	1.00%	to	2.05%	7.32%	to	6.20%
2019	173	$2.57	to	$2.33	$468	0.75%	1.00%	to	2.05%	30.22%	to	28.86%
2018	201	$1.98	to	$1.81	$419	1.29%	1.00%	to	2.05%	(11.35%)	to	(12.29%)
2017	224	$2.23	to	$2.06	$528	0.75%	1.00%	to	2.05%	9.97%	to	8.82%
2016	222	$2.03	to	$1.90	$479	1.32%	1.00%	to	2.05%	12.40%	to	11.24%

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	65

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
GS VIT U.S. Eq Insights, Inst
2020	—	$3.84	to	$3.44	$3	0.90%	1.00%	to	2.05%	16.38%		to	15.16%
2019	—	$3.30	to	$2.99	$3	1.31%	1.00%	to	2.05%	23.97%		to	22.67%
2018	—	$2.66	to	$2.44	$2	1.24%	1.00%	to	2.05%	(7.13%)		to	(8.11%)
2017	—	$2.87	to	$2.65	$3	1.43%	1.00%	to	2.05%	22.84%		to	21.56%
2016	—	$2.34	to	$2.18	$2	1.36%	1.00%	to	2.05%	9.64%		to	8.49%
Invesco Opp VI Cap Appr, Ser II
2020	667	$4.99	to	$3.58	$3,070	—	1.00%	to	2.05%	34.88%		to	33.48%
2019	732	$3.70	to	$2.69	$2,465	—	1.00%	to	2.05%	34.49%		to	33.09%
2018	833	$2.75	to	$2.02	$2,078	—	1.00%	to	2.05%	(6.90%)		to	(7.88%)
2017	854	$2.96	to	$2.19	$2,290	0.01%	1.00%	to	2.05%	25.25%		to	23.95%
2016	1,031	$2.36	to	$1.77	$2,209	0.12%	1.00%	to	2.05%	(3.40%)		to	(4.40%)
Inv Opp VI Dis Mid Cap Gro, Ser II
2020	95	$1.50	to	$1.49	$150	—	1.00%	to	2.05%	50.19	%(8)	to	49.11	%(8)
Invesco Opp VI Global, Ser II
2020	70	$6.21	to	$2.82	$369	0.45%	1.00%	to	2.05%	26.07%		to	24.75%
2019	75	$4.93	to	$2.26	$313	0.64%	1.00%	to	2.05%	30.15%		to	28.78%
2018	78	$3.79	to	$1.76	$254	0.95%	1.00%	to	2.05%	(14.26%)		to	(15.16%)
2017	124	$4.42	to	$2.07	$498	0.72%	1.00%	to	2.05%	34.97%		to	33.56%
2016	122	$3.27	to	$1.55	$363	0.77%	1.00%	to	2.05%	(1.15%)		to	(2.18%)
Inves Opp VI Gbl Strat Inc, Ser II
2020	572	$2.01	to	$1.20	$1,062	5.11%	1.00%	to	2.05%	1.97%		to	0.90%
2019	707	$1.97	to	$1.19	$1,287	3.45%	1.00%	to	2.05%	9.51%		to	8.36%
2018	832	$1.80	to	$1.10	$1,374	4.62%	1.00%	to	2.05%	(5.49%)		to	(6.48%)
2017	960	$1.91	to	$1.18	$1,688	1.97%	1.00%	to	2.05%	4.99%		to	3.89%
2016	1,004	$1.82	to	$1.13	$1,696	4.54%	1.00%	to	2.05%	5.21%		to	4.12%
Inves Opp VI Mn St Sm Cap, Ser II
2020	240	$6.12	to	$3.05	$1,160	0.38%	1.00%	to	2.05%	18.44%		to	17.21%
2019	242	$5.17	to	$2.60	$991	—	1.00%	to	2.05%	24.88%		to	23.57%
2018	282	$4.14	to	$2.10	$955	0.06%	1.00%	to	2.05%	(11.43%)		to	(12.36%)
2017	285	$4.67	to	$2.40	$1,094	0.64%	1.00%	to	2.05%	12.78%		to	11.61%
2016	313	$4.14	to	$2.15	$1,064	0.25%	1.00%	to	2.05%	16.51%		to	15.29%
Invesco VI Am Fran, Ser II
2020	—	$3.41	to	$3.11	$8	—	1.00%	to	2.05%	40.58%		to	39.12%
2019	—	$2.43	to	$2.24	$6	—	1.00%	to	2.05%	35.07%		to	33.66%
2018	—	$1.80	to	$1.67	$4	—	1.00%	to	2.05%	(4.85%)		to	(5.85%)
2017	—	$1.89	to	$1.78	$5	—	1.00%	to	2.05%	25.77%		to	24.46%
2016	—	$1.50	to	$1.43	$4	—	1.00%	to	2.05%	1.01%		to	(0.05%)
Invesco VI Comstock, Ser II
2020	336	$2.57	to	$2.30	$750	2.41%	1.00%	to	2.05%	(2.08%)		to	(3.10%)
2019	384	$2.62	to	$2.38	$878	1.56%	1.00%	to	2.05%	23.70%		to	22.40%
2018	482	$2.12	to	$1.94	$894	1.41%	1.00%	to	2.05%	(13.24%)		to	(14.15%)
2017	539	$2.44	to	$2.26	$1,156	2.01%	1.00%	to	2.05%	16.40%		to	15.19%
2016	593	$2.10	to	$1.96	$1,098	1.30%	1.00%	to	2.05%	15.83%		to	14.62%
Invesco VI Hlth, Ser II
2020	—	$3.36	to	$3.01	$4	0.10%	1.00%	to	2.05%	13.06%		to	11.88%
2019	—	$2.98	to	$2.69	$3	—	1.00%	to	2.05%	30.87%		to	29.50%
2018	—	$2.27	to	$2.08	$3	—	1.00%	to	2.05%	(0.39%)		to	(1.44%)
2017	—	$2.28	to	$2.11	$3	0.09%	1.00%	to	2.05%	14.40%		to	13.21%
2016	—	$1.99	to	$1.86	$2	—	1.00%	to	2.05%	(12.56%)		to	(13.47%)
Invesco VI Intl Gro, Ser II
2020	4	$1.97	to	$1.77	$10	2.18%	1.00%	to	2.05%	12.61%		to	11.43%
2019	4	$1.75	to	$1.59	$9	1.29%	1.00%	to	2.05%	26.96%		to	25.63%
2018	5	$1.38	to	$1.26	$7	2.01%	1.00%	to	2.05%	(16.05%)		to	(16.94%)
2017	20	$1.64	to	$1.52	$27	1.24%	1.00%	to	2.05%	21.51%		to	20.25%
2016	21	$1.35	to	$1.26	$24	1.13%	1.00%	to	2.05%	(1.68%)		to	(2.71%)

66	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Mid Cap Core Eq, Ser II
2020	12	$2.26	to	$2.22	$29	0.50%	1.05%	to	1.70%	7.80%	to	7.10%
2019	12	$2.10	to	$2.07	$26	0.22%	1.05%	to	1.70%	23.73%	to	22.93%
2018	13	$1.70	to	$1.68	$25	0.11%	1.05%	to	1.70%	(12.53%)	to	(13.10%)
2017	13	$1.94	to	$1.94	$28	0.32%	1.05%	to	1.70%	13.46%	to	12.73%
2016	13	$1.71	to	$1.72	$25	—	1.05%	to	1.70%	11.98%	to	11.26%
Invesco VI Val Opp, Ser II
2020	70	$2.75	to	$1.58	$153	0.09%	1.00%	to	1.70%	4.28%	to	3.56%
2019	65	$2.63	to	$1.53	$138	—	1.00%	to	1.70%	28.83%	to	27.93%
2018	70	$2.05	to	$1.20	$118	—	1.00%	to	1.70%	(20.16%)	to	(20.72%)
2017	71	$2.56	to	$1.51	$151	0.02%	1.00%	to	1.70%	16.07%	to	15.26%
2016	77	$2.21	to	$1.31	$141	0.08%	1.00%	to	1.70%	16.75%	to	15.94%
Janus Henderson VIT Res, Serv
2020	2	$4.06	to	$3.64	$12	0.22%	1.00%	to	2.05%	31.26%	to	29.89%
2019	2	$3.10	to	$2.80	$10	0.31%	1.00%	to	2.05%	33.87%	to	32.48%
2018	3	$2.31	to	$2.12	$8	0.30%	1.00%	to	2.05%	(3.81%)	to	(4.82%)
2017	17	$2.40	to	$2.22	$36	0.24%	1.00%	to	2.05%	26.29%	to	24.97%
2016	19	$1.90	to	$1.78	$31	0.35%	1.00%	to	2.05%	(0.72%)	to	(1.76%)
MFS Mass Inv Gro Stock, Serv Cl
2020	90	$2.16	to	$2.07	$196	0.23%	1.00%	to	1.70%	20.98%	to	20.14%
2019	93	$1.79	to	$1.73	$166	0.35%	1.00%	to	1.70%	38.19%	to	37.23%
2018	95	$1.29	to	$1.26	$123	0.34%	1.00%	to	1.70%	(0.43%)	to	(1.13%)
2017	97	$1.30	to	$1.27	$127	0.42%	1.00%	to	1.70%	26.83%	to	25.95%
2016	99	$1.02	to	$1.01	$102	0.39%	1.00%	to	1.70%	4.78%	to	4.06%
MFS New Dis, Serv Cl
2020	24	$7.87	to	$4.95	$186	—	1.00%	to	1.70%	44.14%	to	43.13%
2019	29	$5.46	to	$3.46	$158	—	1.00%	to	1.70%	39.87%	to	38.90%
2018	32	$3.90	to	$2.49	$124	—	1.00%	to	1.70%	(2.70%)	to	(3.38%)
2017	33	$4.01	to	$2.58	$132	—	1.00%	to	1.70%	25.08%	to	24.21%
2016	57	$3.21	to	$2.08	$179	—	1.00%	to	1.70%	7.72%	to	6.97%
MFS Total Return, Serv Cl
2020	697	$2.86	to	$1.93	$1,883	2.06%	1.00%	to	2.05%	8.43%	to	7.30%
2019	679	$2.64	to	$1.80	$1,696	2.13%	1.00%	to	2.05%	18.92%	to	17.68%
2018	710	$2.22	to	$1.53	$1,495	2.00%	1.00%	to	2.05%	(6.81%)	to	(7.79%)
2017	713	$2.38	to	$1.66	$1,619	2.17%	1.00%	to	2.05%	10.91%	to	9.76%
2016	826	$2.14	to	$1.51	$1,698	2.71%	1.00%	to	2.05%	7.74%	to	6.61%
MFS Utilities, Serv Cl
2020	2	$6.28	to	$2.24	$19	1.79%	1.00%	to	2.05%	4.57%	to	3.48%
2019	5	$6.00	to	$2.16	$34	3.82%	1.00%	to	2.05%	23.56%	to	22.27%
2018	6	$4.86	to	$1.77	$31	0.82%	1.00%	to	2.05%	(0.20%)	to	(1.25%)
2017	8	$4.87	to	$1.79	$43	2.85%	1.00%	to	2.05%	13.36%	to	12.18%
2016	26	$4.29	to	$1.60	$94	3.65%	1.00%	to	2.05%	10.13%	to	8.98%
MS VIF Dis, Cl II
2020	—	$7.45	to	$6.68	$10	—	1.00%	to	2.05%	149.54%	to	146.94%
2019	—	$2.99	to	$2.70	$4	—	1.00%	to	2.05%	38.58%	to	37.13%
2018	—	$2.15	to	$1.97	$3	—	1.00%	to	2.05%	9.42%	to	8.27%
2017	—	$1.97	to	$1.82	$3	—	1.00%	to	2.05%	37.22%	to	35.80%
2016	—	$1.44	to	$1.34	$2	—	1.00%	to	2.05%	(9.74%)	to	(10.69%)
MS VIF Global Real Est, Cl II
2020	1	$1.54	to	$1.38	$4	4.47%	1.00%	to	2.05%	(15.71%)	to	(16.58%)
2019	1	$1.83	to	$1.65	$4	2.59%	1.00%	to	2.05%	16.88%	to	15.65%
2018	1	$1.56	to	$1.43	$3	3.21%	1.00%	to	2.05%	(9.12%)	to	(10.07%)
2017	6	$1.72	to	$1.59	$9	3.54%	1.00%	to	2.05%	8.62%	to	7.49%
2016	52	$1.58	to	$1.48	$53	1.36%	1.00%	to	2.05%	2.10%	to	1.04%
MS VIF US Real Est, Cl II
2020	6	$1.48	to	$1.79	$12	2.57%	1.05%	to	1.70%	(17.97%)	to	(18.49%)
2019	6	$1.80	to	$2.19	$14	1.65%	1.05%	to	1.70%	17.43%	to	16.67%
2018	10	$1.53	to	$1.88	$22	2.47%	1.05%	to	1.70%	(8.94%)	to	(9.53%)
2017	11	$1.68	to	$2.08	$24	1.25%	1.05%	to	1.70%	1.80%	to	1.14%
2016	11	$1.66	to	$2.06	$25	1.11%	1.05%	to	1.70%	5.44%	to	4.76%

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	67

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
PIMCO VIT All Asset, Advisor Cl
2020	3	$1.50	to	$1.34	$6	4.88%	1.00%	to	2.05%	6.83%	to	5.72%
2019	3	$1.40	to	$1.27	$6	2.82%	1.00%	to	2.05%	10.62%	to	9.47%
2018	4	$1.27	to	$1.16	$6	2.34%	1.00%	to	2.05%	(6.39%)	to	(7.39%)
2017	19	$1.36	to	$1.25	$29	4.60%	1.00%	to	2.05%	12.24%	to	11.07%
2016	19	$1.21	to	$1.13	$26	2.33%	1.00%	to	2.05%	11.78%	to	10.63%
Put VT Global Hlth Care, Cl IB
2020	—	$3.55	to	$3.55	$2	0.49%	1.05%	to	1.70%	15.06%	to	14.32%
2019	—	$3.09	to	$3.10	$2	—	1.05%	to	1.70%	28.93%	to	28.10%
2018	—	$2.40	to	$2.42	$1	0.96%	1.05%	to	1.70%	(1.64%)	to	(2.28%)
2017	—	$2.44	to	$2.48	$2	0.51%	1.05%	to	1.70%	14.10%	to	13.36%
2016	—	$2.13	to	$2.19	$1	—	1.05%	to	1.70%	(12.27%)	to	(12.84%)
Put VT Intl Eq, Cl IB
2020	1	$2.77	to	$1.63	$5	1.61%	1.00%	to	1.70%	10.98%	to	10.21%
2019	1	$2.49	to	$1.48	$4	2.66%	1.00%	to	1.70%	23.90%	to	23.05%
2018	5	$2.01	to	$1.20	$11	1.35%	1.00%	to	1.70%	(19.93%)	to	(20.48%)
2017	5	$2.51	to	$1.51	$13	2.18%	1.00%	to	1.70%	25.33%	to	24.45%
2016	5	$2.01	to	$1.21	$11	3.37%	1.00%	to	1.70%	(3.43%)	to	(4.09%)
Put VT Sm Cap Val, Cl IB
2020	12	$1.88	to	$1.95	$26	1.08%	1.05%	to	1.70%	2.88%	to	2.21%
2019	12	$1.82	to	$1.90	$25	0.65%	1.05%	to	1.70%	22.95%	to	22.14%
2018	12	$1.48	to	$1.56	$20	0.48%	1.05%	to	1.70%	(20.77%)	to	(21.29%)
2017	20	$1.87	to	$1.98	$41	0.70%	1.05%	to	1.70%	6.75%	to	6.06%
2016	19	$1.75	to	$1.87	$38	1.15%	1.05%	to	1.70%	26.16%	to	25.36%
Put VT Sus Leaders, Cl IB
2020	2	$4.22	to	$3.93	$11	0.41%	1.00%	to	1.70%	27.62%	to	26.72%
2019	2	$3.31	to	$3.10	$9	0.44%	1.00%	to	1.70%	35.00%	to	34.06%
2018	2	$2.45	to	$2.31	$7	—	1.00%	to	1.70%	(2.51%)	to	(3.20%)
2017	2	$2.51	to	$2.39	$6	0.60%	1.00%	to	1.70%	27.93%	to	27.05%
2016	2	$1.96	to	$1.88	$5	0.68%	1.00%	to	1.70%	6.72%	to	5.98%
Temp Global Bond, Cl 2
2020	78	$1.14	to	$1.02	$134	7.70%	1.00%	to	2.05%	(6.23%)	to	(7.20%)
2019	86	$1.21	to	$1.10	$157	7.66%	1.00%	to	2.05%	1.00%	to	(0.06%)
2018	103	$1.20	to	$1.10	$189	—	1.00%	to	2.05%	0.92%	to	(0.14%)
2017	130	$1.19	to	$1.10	$236	—	1.00%	to	2.05%	0.91%	to	(0.14%)
2016	125	$1.18	to	$1.10	$225	—	1.00%	to	2.05%	1.91%	to	0.86%
Temp Gro, Cl 2
2020	—	$1.88	to	$1.69	$2	2.98%	1.00%	to	2.05%	4.75%	to	3.66%
2019	—	$1.80	to	$1.63	$2	2.76%	1.00%	to	2.05%	14.02%	to	12.82%
2018	—	$1.58	to	$1.44	$2	1.97%	1.00%	to	2.05%	(15.70%)	to	(16.59%)
2017	—	$1.87	to	$1.73	$2	1.62%	1.00%	to	2.05%	17.32%	to	16.11%
2016	—	$1.59	to	$1.49	$2	2.04%	1.00%	to	2.05%	8.53%	to	7.41%
VP Aggr, Cl 2
2020	—	$2.37	to	$2.12	$1	—	1.00%	to	2.05%	13.84%	to	12.65%
2019	—	$2.08	to	$1.88	$1	—	1.00%	to	2.05%	20.38%	to	19.12%
2018	—	$1.73	to	$1.58	$1	—	1.00%	to	2.05%	(9.50%)	to	(10.45%)
2017	177	$1.91	to	$1.76	$320	—	1.00%	to	2.05%	17.73%	to	16.50%
2016	—	$1.62	to	$1.51	$1	—	1.00%	to	2.05%	4.87%	to	3.77%
VP Aggr, Cl 4
2020	1,148	$2.37	to	$2.12	$2,531	—	1.00%	to	2.05%	13.82%	to	12.63%
2019	1,276	$2.08	to	$1.89	$2,481	—	1.00%	to	2.05%	20.47%	to	19.21%
2018	1,382	$1.73	to	$1.58	$2,240	—	1.00%	to	2.05%	(9.53%)	to	(10.48%)
2017	1,643	$1.91	to	$1.77	$2,952	—	1.00%	to	2.05%	17.70%	to	16.47%
2016	2,288	$1.62	to	$1.52	$3,494	—	1.00%	to	2.05%	4.92%	to	3.82%
VP Conserv, Cl 2
2020	33	$1.47	to	$1.32	$49	—	1.00%	to	2.05%	8.22%	to	7.09%
2019	33	$1.36	to	$1.23	$46	—	1.00%	to	2.05%	9.65%	to	8.50%
2018	124	$1.24	to	$1.14	$149	—	1.00%	to	2.05%	(3.92%)	to	(4.93%)
2017	34	$1.29	to	$1.20	$45	—	1.00%	to	2.05%	6.35%	to	5.25%
2016	174	$1.22	to	$1.14	$206	—	1.00%	to	2.05%	2.42%	to	1.34%

68	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Conserv, Cl 4
2020	424	$1.48	to	$1.32	$591	—	1.00%	to	2.05%	8.15%		to	7.02%
2019	580	$1.36	to	$1.23	$759	—	1.00%	to	2.05%	9.65%		to	8.50%
2018	626	$1.24	to	$1.14	$748	—	1.00%	to	2.05%	(3.85%)		to	(4.86%)
2017	732	$1.29	to	$1.20	$917	—	1.00%	to	2.05%	6.28%		to	5.17%
2016	821	$1.22	to	$1.14	$971	—	1.00%	to	2.05%	2.41%		to	1.34%
VP Man Risk, Cl 2
2020	—	$1.19	to	$1.15	$0	—	1.00%	to	2.05%	6.72%		to	5.61%
2019	—	$1.12	to	$1.09	$0	—	1.00%	to	2.05%	14.90%		to	13.70%
2018	—	$0.97	to	$0.96	$0	—	1.00%	to	2.05%	(6.24%)		to	(7.23%)
2017	—	$1.03	to	$1.03	$0	—	1.00%	to	2.05%	3.40	%(7)	to	3.10	%(7)
VP Man Risk US, Cl 2
2020	—	$1.27	to	$1.23	$0	—	1.00%	to	2.05%	8.70%		to	7.56%
2019	—	$1.17	to	$1.14	$0	—	1.00%	to	2.05%	17.14%		to	15.92%
2018	—	$1.00	to	$0.98	$0	—	1.00%	to	2.05%	(4.50%)		to	(5.50%)
2017	—	$1.04	to	$1.04	$0	—	1.00%	to	2.05%	4.20	%(7)	to	3.89	%(7)
VP Man Vol Conserv, Cl 2
2020	245	$1.26	to	$1.17	$301	—	1.00%	to	2.05%	7.05%		to	5.93%
2019	246	$1.18	to	$1.11	$284	—	1.00%	to	2.05%	10.80%		to	9.65%
2018	248	$1.06	to	$1.01	$259	—	1.00%	to	2.05%	(3.55%)		to	(4.57%)
2017	250	$1.10	to	$1.06	$271	—	1.00%	to	2.05%	6.82%		to	5.70%
2016	251	$1.03	to	$1.00	$257	—	1.00%	to	2.05%	2.04%		to	0.98%
VP Man Vol Conserv Gro, Cl 2
2020	520	$1.32	to	$1.23	$669	—	1.00%	to	2.05%	8.07%		to	6.94%
2019	532	$1.22	to	$1.15	$636	—	1.00%	to	2.05%	12.86%		to	11.68%
2018	555	$1.08	to	$1.03	$589	—	1.00%	to	2.05%	(5.26%)		to	(6.25%)
2017	632	$1.14	to	$1.10	$712	—	1.00%	to	2.05%	10.09%		to	8.94%
2016	632	$1.04	to	$1.01	$649	—	1.00%	to	2.05%	2.15%		to	1.08%
VP Man Vol Gro, Cl 2
2020	579	$1.44	to	$1.33	$809	—	1.00%	to	2.05%	10.19%		to	9.04%
2019	608	$1.30	to	$1.22	$774	—	1.00%	to	2.05%	17.09%		to	15.86%
2018	808	$1.11	to	$1.05	$881	—	1.00%	to	2.05%	(8.65%)		to	(9.61%)
2017	1,328	$1.22	to	$1.17	$1,596	—	1.00%	to	2.05%	16.32%		to	15.11%
2016	1,206	$1.05	to	$1.01	$1,252	—	1.00%	to	2.05%	2.35%		to	1.27%
VP Man Vol Mod Gro, Cl 2
2020	2,511	$1.39	to	$1.29	$3,415	—	1.00%	to	2.05%	9.28%		to	8.13%
2019	2,964	$1.27	to	$1.19	$3,702	—	1.00%	to	2.05%	15.01%		to	13.81%
2018	4,197	$1.10	to	$1.05	$4,561	—	1.00%	to	2.05%	(6.79%)		to	(7.77%)
2017	4,571	$1.18	to	$1.13	$5,348	—	1.00%	to	2.05%	13.21%		to	12.03%
2016	5,185	$1.05	to	$1.01	$5,378	—	1.00%	to	2.05%	2.39%		to	1.33%
VP Mod, Cl 2
2020	2,469	$1.90	to	$1.70	$4,393	—	1.00%	to	2.05%	11.74%		to	10.58%
2019	3,098	$1.70	to	$1.54	$4,971	—	1.00%	to	2.05%	14.98%		to	13.78%
2018	3,364	$1.48	to	$1.35	$4,716	—	1.00%	to	2.05%	(6.52%)		to	(7.50%)
2017	3,406	$1.58	to	$1.46	$5,128	—	1.00%	to	2.05%	12.10%		to	10.93%
2016	4,228	$1.41	to	$1.32	$5,714	—	1.00%	to	2.05%	3.60%		to	2.52%
VP Mod, Cl 4
2020	4,819	$1.90	to	$1.71	$8,693	—	1.00%	to	2.05%	11.67%		to	10.50%
2019	5,755	$1.71	to	$1.54	$9,346	—	1.00%	to	2.05%	15.02%		to	13.82%
2018	6,446	$1.48	to	$1.36	$9,128	—	1.00%	to	2.05%	(6.51%)		to	(7.49%)
2017	7,883	$1.59	to	$1.47	$12,007	—	1.00%	to	2.05%	12.08%		to	10.91%
2016	9,404	$1.41	to	$1.32	$12,822	—	1.00%	to	2.05%	3.59%		to	2.51%

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	69

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Aggr, Cl 2
2020	1,818	$2.12	to	$1.90	$3,574	—	1.00%	to	2.05%	12.90%		to	11.72%
2019	1,855	$1.88	to	$1.70	$3,248	—	1.00%	to	2.05%	17.53%		to	16.30%
2018	1,806	$1.60	to	$1.46	$2,704	—	1.00%	to	2.05%	(7.96%)		to	(8.93%)
2017	2,473	$1.74	to	$1.61	$4,066	—	1.00%	to	2.05%	15.00%		to	13.80%
2016	3,212	$1.51	to	$1.41	$4,596	—	1.00%	to	2.05%	4.23%		to	3.14%
VP Mod Aggr, Cl 4
2020	3,255	$2.12	to	$1.90	$6,498	—	1.00%	to	2.05%	12.88%		to	11.70%
2019	3,745	$1.88	to	$1.70	$6,666	—	1.00%	to	2.05%	17.57%		to	16.34%
2018	4,134	$1.60	to	$1.46	$6,285	—	1.00%	to	2.05%	(8.01%)		to	(8.97%)
2017	5,150	$1.74	to	$1.61	$8,543	—	1.00%	to	2.05%	15.04%		to	13.84%
2016	6,286	$1.51	to	$1.41	$9,083	—	1.00%	to	2.05%	4.22%		to	3.13%
VP Mod Conserv, Cl 2
2020	780	$1.67	to	$1.50	$1,275	—	1.00%	to	2.05%	9.90%		to	8.75%
2019	807	$1.52	to	$1.38	$1,201	—	1.00%	to	2.05%	12.39%		to	11.21%
2018	799	$1.35	to	$1.24	$1,060	—	1.00%	to	2.05%	(5.08%)		to	(6.08%)
2017	959	$1.43	to	$1.32	$1,338	—	1.00%	to	2.05%	8.92%		to	7.78%
2016	927	$1.31	to	$1.22	$1,192	—	1.00%	to	2.05%	2.94%		to	1.86%
VP Mod Conserv, Cl 4
2020	1,521	$1.67	to	$1.50	$2,462	—	1.00%	to	2.05%	9.88%		to	8.73%
2019	1,098	$1.52	to	$1.38	$1,608	—	1.00%	to	2.05%	12.36%		to	11.19%
2018	1,165	$1.35	to	$1.24	$1,523	—	1.00%	to	2.05%	(5.01%)		to	(6.01%)
2017	990	$1.43	to	$1.32	$1,368	—	1.00%	to	2.05%	8.82%		to	7.69%
2016	1,465	$1.31	to	$1.22	$1,869	—	1.00%	to	2.05%	3.01%		to	1.93%
VP Ptnrs Core Eq, Cl 3
2020	4	$2.91	to	$2.60	$9	—	1.00%	to	2.05%	15.68%		to	14.47%
2019	4	$2.51	to	$2.27	$8	—	1.00%	to	2.05%	25.12%		to	23.82%
2018	4	$2.01	to	$1.84	$7	—	1.00%	to	2.05%	(9.00%)		to	(9.96%)
2017	22	$2.21	to	$2.04	$36	—	1.00%	to	2.05%	19.08%		to	17.84%
2016	64	$1.85	to	$1.73	$85	—	1.00%	to	2.05%	8.60%		to	7.47%
VP Ptnrs Sm Cap Val, Cl 3
2020	129	$4.18	to	$1.95	$358	—	1.00%	to	2.05%	3.08%		to	2.00%
2019	154	$4.05	to	$1.92	$400	—	1.00%	to	2.05%	18.47%		to	17.23%
2018	177	$3.42	to	$1.63	$384	—	1.00%	to	2.05%	(14.46%)		to	(15.36%)
2017	183	$4.00	to	$1.93	$467	—	1.00%	to	2.05%	5.96%		to	4.86%
2016	206	$3.77	to	$1.84	$490	—	1.00%	to	2.05%	24.29%		to	22.99%
VP US Flex Conserv Gro, Cl 2
2020	—	$1.28	to	$1.22	$0	—	1.00%	to	2.05%	4.82%		to	3.72%
2019	—	$1.22	to	$1.18	$0	—	1.00%	to	2.05%	13.72%		to	12.53%
2018	—	$1.07	to	$1.05	$0	—	1.00%	to	2.05%	(3.46%)		to	(4.48%)
2017	—	$1.11	to	$1.10	$0	—	1.00%	to	2.05%	10.61%		to	9.46%
2016	—	$1.01	to	$1.00	$0	—	1.00%	to	2.05%	0.78	%(6)	to	0.64	%(6)
VP US Flex Gro, Cl 2
2020	—	$1.42	to	$1.36	$0	—	1.00%	to	2.05%	3.76%		to	2.68%
2019	—	$1.37	to	$1.33	$0	—	1.00%	to	2.05%	19.01%		to	17.77%
2018	—	$1.15	to	$1.13	$0	—	1.00%	to	2.05%	(4.88%)		to	(5.88%)
2017	—	$1.21	to	$1.20	$0	—	1.00%	to	2.05%	17.28%		to	16.06%
2016	—	$1.03	to	$1.03	$0	—	1.00%	to	2.05%	2.14	%(6)	to	2.01	%(6)
VP US Flex Mod Gro, Cl 2
2020	—	$1.35	to	$1.30	$0	—	1.00%	to	2.05%	4.48%		to	3.39%
2019	—	$1.30	to	$1.25	$0	—	1.00%	to	2.05%	16.41%		to	15.19%
2018	—	$1.11	to	$1.09	$0	—	1.00%	to	2.05%	(4.20%)		to	(5.21%)
2017	—	$1.16	to	$1.15	$0	—	1.00%	to	2.05%	14.04%		to	12.85%
2016	—	$1.02	to	$1.02	$0	—	1.00%	to	2.05%	1.46	%(6)	to	1.33	%(6)

70	RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Wanger Intl
2020	92	$2.15	to	$1.92	$309	2.15%	1.00%	to	2.05%	13.22%	to	12.04%
2019	119	$1.90	to	$1.72	$354	0.73%	1.00%	to	2.05%	28.70%	to	27.35%
2018	161	$1.47	to	$1.35	$371	1.95%	1.00%	to	2.05%	(18.53%)	to	(19.38%)
2017	167	$1.81	to	$1.67	$474	1.21%	1.00%	to	2.05%	31.60%	to	30.23%
2016	194	$1.38	to	$1.28	$420	1.14%	1.00%	to	2.05%	(2.39%)	to	(3.40%)
Wanger USA
2020	44	$4.10	to	$3.68	$175	—	1.00%	to	2.05%	22.99%	to	21.71%
2019	62	$3.34	to	$3.02	$200	0.27%	1.00%	to	2.05%	29.80%	to	28.45%
2018	84	$2.57	to	$2.35	$210	0.09%	1.00%	to	2.05%	(2.45%)	to	(3.47%)
2017	101	$2.63	to	$2.44	$259	—	1.00%	to	2.05%	18.40%	to	17.16%
2016	116	$2.23	to	$2.08	$251	—	1.00%	to	2.05%	12.57%	to	11.39%

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 29, 2016.
(6)	New subaccount operations commenced on November 14, 2016.
(7)	New subaccount operations commenced on September 18, 2017.
(8)	New subaccount operations commenced on April 24, 2020.

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY – 2020 ANNUAL REPORT	71

FINANCIAL STATEMENTS

RiverSource Life Insurance Co. of New York

For the Years Ended December 31, 2020, 2019 and 2018

With Report of Independent Registered Public Accounting Firm

RiverSource Life Insurance Co. of New York

FINANCIAL STATEMENTS

For the Years Ended December 31, 2020, 2019 and 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (the “Company”) as of December 31, 2020 and 2019, and the related statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of the reserves for long term care policies

As described in Note 2 and Note 10 to the financial statements, the total reserves for long term care policies was $357,716 thousand as of December 31, 2020, which is included in policyholder account balances, future policy benefits and claims on the balance sheet. Liabilities for estimates of benefits that will become payable on future claims on long term care policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Management utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests, using current best estimate assumptions, including expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods.

The principal considerations for our determination that performing procedures relating to the valuation of the reserves for long term care policies is a critical audit matter are the significant judgment by management when developing the estimate of the long term care reserves, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates and interest rates earned on assets supporting the liability. Also, the audit effort included the involvement of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of reserves for long term care policies, including controls over management’s development of the current best estimate assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of the long term care reserves, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates and interest rates earned on assets supporting the liability, and (ii) evaluating the appropriateness of management’s models.

Valuation of the embedded derivatives in certain variable annuity riders

As described in Note 2, Note 10, Note 11, and Note 12 to the financial statements, management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows. As of December 31, 2020, the net embedded derivative liability in certain variable annuity riders was $116,490 thousand, and is included in policyholder account balances, future policy benefits and claims on the balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders is a critical audit matter are the significant judgment by management to estimate the fair value of the embedded derivatives in certain variable annuity riders; this in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence obtained related to the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls related to the Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities

As described in Note 2, Note 10 and Note 11 to the financial statements, the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment by management when developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions related to customer asset value growth rates, persistency, investment margins, and , for variable annuity policies, benefit utilization. Also, the audit effort included the involvement of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2021

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2020	2019
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2020, $1,680,340; 2019, $1,566,589, allowance for credit losses: 2020, $739(1))	$1,873,639	$1,702,183
Mortgage loans on real estate, at cost (allowance for credit losses: 2020, $2,075; 2019, $2,038)	166,845	161,778
Policy loans	48,712	49,333
Other investments	484	425
Total investments	2,089,680	1,913,719
Cash and cash equivalents	262,009	249,120
Reinsurance recoverables (Net of allowance for credit losses: 2020, $4,800(1))	185,087	179,013
Other receivables	8,250	8,013
Accrued investment income	13,653	13,060
Deferred acquisition costs	162,650	174,062
Other assets	324,757	189,259
Separate account assets	5,122,397	4,787,305
Total assets	$8,168,483	$7,513,551

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$2,169,010	$2,030,010
Other liabilities	346,842	230,353
Separate account liabilities	5,122,397	4,787,305
Total liabilities	$7,638,249	$7,047,668
Shareholder’s Equity:
Common stock, $0 par value; 200,000 shares authorized, issued and outstanding	$2,000	$2,000
Additional paid-in capital	106,926	106,926
Retained earnings	350,273	311,430
Accumulated other comprehensive income, net of tax	71,035	45,527
Total shareholder’s equity	530,234	465,883
Total liabilities and shareholder’s equity	$8,168,483	$7,513,551

(1)	Prior to January 1, 2020, the allowance for credit losses is not applicable to Available-for-Sale securities and Reinsurance recoverables. See Notes 2, 3, 6 and 7 for more information

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2020	2019	2018
Revenues
Premiums	$17,699	$21,052	$19,643
Net investment income	70,451	75,807	78,546
Policy and contract charges	123,702	121,572	125,492
Other revenues	24,526	23,990	23,584
Net realized investment gains (losses)	(346)	(1,035)	566
Total revenues	236,032	241,386	247,831

Benefits and Expenses
Benefits, claims, losses and settlement expenses	83,691	75,842	85,677
Interest credited to fixed accounts	49,171	49,390	49,384
Amortization of deferred acquisition costs	18,276	10,892	14,679
Other insurance and operating expenses	35,551	37,170	38,316
Total benefit and expenses	186,689	173,294	188,056
Pretax income (loss)	49,343	68,092	59,775
Income tax provision (benefit)	7,671	8,993	7,856
Net income	$41,672	$59,099	$51,919

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2020	2019	2018

Net income	$41,672	$59,099	$51,919
Other comprehensive income (loss), net of tax benefit:
Net unrealized gains (losses) on securities	25,508	45,957	(40,993)
Total comprehensive income	$67,180	$105,056	$10,926

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENT OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2018	$2,000	$106,926	$291,562	$40,563	$441,051
Comprehensive income:
Net income	—	—	51,919	—	51,919
Other comprehensive income (loss), net of tax benefit	—	—	—	(40,993)	(40,993)

Total comprehensive income					10,926
Cash dividend to RiverSource Life Insurance Company	—	—	(48,000)	—	(48,000)

Balances at December 31, 2018	$2,000	$106,926	$295,481	$(430)	$403,977
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(150)	—	(150)
Comprehensive income:
Net income	—	—	59,099	—	59,099
Other comprehensive income (loss), net of tax benefit	—	—	—	45,957	45,957

Total comprehensive income					105,056
Cash dividend to RiverSource Life Insurance Company	—	—	(43,000)	—	(43,000)

Balances at December 31, 2019	$2,000	$106,926	$311,430	$45,527	$465,883
Cumulative effect of adoption of current expected credit losses guidance	—	—	(2,829)	—	(2,829)
Comprehensive income:
Net income	—	—	41,672	—	41,672
Other comprehensive income (loss), net of tax benefit	—	—	—	25,508	25,508

Total comprehensive income					67,180
Cash dividend to RiverSource Life Insurance Company	—	—	—	—	—
Balances at December 31, 2020	$2,000	$106,926	$350,273	$71,035	$530,234
See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2020	2019	2018
Cash Flows from Operating Activities
Net income	$41,672	$59,099	$51,919
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	1,575	952	2,269
Deferred income tax (benefit) expense	(10,626)	(8,503)	(460)
Contractholder and policyholder charges, non-cash	(26,308)	(25,518)	(24,570)
(Gain) loss from equity method investments	(53)	(57)	22
Net realized investment (gains) losses	(1,350)	(22)	(566)
Other-than-temporary impairments recognized in net realized investment gains (losses)	1,696	1,054	—
Changes in operating assets and liabilities
Deferred acquisition costs	3,739	(8,170)	(5,545)
Policyholder account balances, future policy benefits and claims, net	115,496	39,172	65,075
Derivatives, net of collateral	(34,858)	(27,855)	25,342
Reinsurance recoverables	(8,659)	(9,332)	(22,732)
Other receivables	(237)	(682)	1,015
Accrued investment income	(593)	1,819	1,803
Current income tax expense (benefit)	19,086	2,495	(1,431)
Other, net	3,677	3,257	2,396
Net cash provided by (used in) operating activities	104,257	27,709	94,537

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	6,109	8,752	2,770
Maturities, sinking fund payments and calls	208,944	227,635	196,883
Purchases	(329,029)	(147,680)	(154,760)
Proceeds from maturities and repayments of commercial mortgage loans	18,508	16,829	22,264
Funding of commercial mortgage loans	(23,585)	(23,650)	(27,856)
Net proceeds from sales of other investments	3	—	—
Purchase of other investments	(9)	8	(11)
Change in policy loans, net	621	445	(1,122)
Cash paid for written options with deferred premiums		—	(11,626)
Cash received for written options with deferred premiums	—	—	5,928
Net cash provided by (used in) investing activities	(118,438)	82,339	32,470

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	121,283	138,744	129,588
Net transfers from (to) separate accounts	(239)	(2,793)	(12,035)
Surrenders and other benefits	(86,335)	(113,264)	(115,859)
Proceeds form line of credit with Ameriprise Financial, Inc.	6,000	2,500	—
Repayments to line of credit with Ameriprise Financial, Inc.	(6,000)	(2,500)	—
Cash received for purchased options with deferred premiums	—	42,423	189
Cash paid for purchased options with deferred premiums	(7,638)	(16,812)	(8,672)
Cash dividends to RiverSource Life Insurance Company	—	(43,000)	(48,000)
Net cash provided by (used in) financing activities	27,071	5,298	(54,789)
Net increase (decrease) in cash and cash equivalents	12,889	115,346	72,218
Cash and cash equivalents at beginning of period	249,120	133,774	61,556
Cash and cash equivalents at end of period	$262,009	$249,120	$133,774
Supplemental Disclosures:
Income taxes paid (received), net	$(790)	$14,965	$9,749

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 20, 2021, the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes which is consistent with prior periods before January 1, 2020. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI which is consistent with prior periods before January 1, 2020.

RiverSource Life Insurance Co. of New York

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-sale securities is recorded as earned in accrued investment income on the Balance Sheets. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. At this time all previously accrued interest is reversed through net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans is recorded in net investment income on the Statements of Income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in accrued investment income on the Statements of Income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may

RiverSource Life Insurance Co. of New York

attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Commercial mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned in other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to

RiverSource Life Insurance Co. of New York

significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to benefits, claims, losses and settlement expenses on the Statements of Income.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and

RiverSource Life Insurance Co. of New York

bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

RiverSource Life Insurance Co. of New York

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

RiverSource Life Insurance Co. of New York

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

RiverSource Life Insurance Co. of New York

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis. Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Fair Value Measurement — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to disclosures for fair value measurements. The update eliminates the following disclosures: 1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, 2) the policy of timing of transfers between levels of the fair value hierarchy, and 3) the valuation processes for Level 3 fair value measurements. The new disclosures include changes in unrealized gains and losses for the period included in OCI for recurring Level 3 fair value measurements of instruments held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs and how the weighted average was calculated. The new disclosures are required on a prospective basis; all other provisions should be applied retrospectively. The update is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for the entire standard or only the provisions to eliminate or modify disclosure requirements. The Company early adopted the provisions of the standard to eliminate or modify disclosure requirements in 2018. The Company adopted the provisions of the standard to include new disclosures on January 1, 2020. The update does not have an impact on the Company’s financial condition or results of operations. See Note 12 for additional disclosures on fair value measurements.

Intangibles — Goodwill and Other — Internal-Use Software — Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

In August 2018, the FASB updated the accounting standards related to customer’s accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. The update requires implementation costs for a CCA to be evaluated for capitalization using the same approach as implementation costs associated with internal-use software. The update also addresses presentation, measurement and impairment of capitalized implementation costs in a CCA that is a service contract. The update requires new disclosures on the nature of hosting arrangements that are service contracts, significant judgements made when applying the guidance and quantitative disclosures, including amounts capitalized, amortized and impaired. The update is effective for interim and annual periods beginning after December 15, 2019, and can be applied either prospectively or retrospectively. The Company adopted the standard using a prospective approach on January 1, 2020. The adoption did not have an impact on the Company’s financial condition or results of operations.

Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. At adoption, the initial estimate of the expected credit losses will be recorded through retained earnings and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The credit loss model for Available-for-Sale debt securities did not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company adopted the standard on January 1, 2020. The adoption did not have a material impact on the Company’s financial condition or results of operations.

RiverSource Life Insurance Co. of New York

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard requires most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard was effective for interim and annual periods beginning after December 15, 2018. Entities had the option to adopt the standard using a modified retrospective approach at either the beginning of the earliest period presented or as of the date of adoption. The Company adopted the standard using a modified retrospective approach as of January 1, 2019. The Company also elected the package of practical expedients permitted under the transition guidance within the accounting standard that allows entities to carryforward their historical lease classification and to not reassess contracts for embedded leases among other things. The adoption did not have a material impact on the Company’s financial condition or results of operations.

Income Statement — Reporting Comprehensive Income — Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in AOCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”). The election of the update was optional. The update was effective for fiscal years beginning after December 15, 2018. Entities could record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. The Company adopted the standard on January 1, 2019 and elected not to reclassify the stranded tax effects in AOCI.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis. The Company adopted the standard on January 1, 2019. The adoption did not have an impact on the Company’s financial condition or results of operations.

Receivables — Nonrefundable Fees and Other Costs — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under previous guidance, premiums were generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s financial condition or results of operations.

In October 2020, the FASB issued amendments clarifying that, at each reporting date if a security contains additional future call dates, an entity must reevaluate whether the amortized cost basis exceeds the amount repayable by the issuer at the next call date. If so, the excess should be amortized to the next call date. The update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. All entities should apply this update on a prospective basis as of the beginning of the period of adoption for existing or newly purchased callable debt securities. The Company currently accounts for the additional call dates in accordance with this amendment.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of LIBOR). The following expedients are provided for modified contracts whose reference rate is changed: 1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, 2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and 3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance The adoption of the standard is not expected to have an impact on the Company’s results of operations and financial condition.

RiverSource Life Insurance Co. of New York

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the FASB updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intraperiod tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The adoption of the standard is not expected to have an impact on the Company’s financial condition or results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature include the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. On November 5, 2020, the FASB released an updated ASU to defer the effective date of the standard to interim and annual periods beginning after December 15, 2022, and interim periods within those years. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition, results of operations and disclosures.

RiverSource Life Insurance Co. of New York

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$10,217	$9,802	$9,976
Unaffiliated	747	752	786
Total	10,964	10,554	10,762
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,560	2,492	2,527
Unaffilated	1,019	1,062	1,199
	3,579	3,554	3,726
Other fees
Affiliated (from Columbia Management Investment Advisors, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	20,638	20,122	19,601
Unaffilated	226	215	171
	20,864	20,337	19,772
Total	24,443	23,891	23,498
Total revenue from contracts with customers	35,407	34,445	34,260
Revenue from other sources(1)	200,625	206,941	213,571
Total revenues	$236,032	$241,386	$247,831

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

RiverSource Life Insurance Co. of New York

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $3.3 million and $3.2 million as of December 31, 2020 and 2019, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2020
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Corporate debt securities	$978,633	$131,349	$(349)	$(739)	$1,108,894
Residential mortgage backed securities	243,325	7,679	(7)	—	250,997
Commercial mortgage backed securities	303,212	19,344	(792)	—	321,764
State and municipal obligations	123,621	34,364	—	—	157,985
Asset backed securities	29,609	2,067	—	—	31,676
Foreign government bonds and obligations	1,829	395	(12)		2,212
U.S. government and agency obligations	111	—	—	—	111
Total	$1,680,340	$195,198	$(1,160)	$(739)	$1,873,639

		December 31, 2019
Description of Securities (in thousands)		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Corporate debt securities		$866,922	$93,991	$(297)	$960,616
Residential mortgage backed securities		235,856	4,856	(332)	240,380
Commercial mortgage backed securities		292,725	7,932	(457)	300,200
State and municipal obligations		124,760	27,645	(4)	152,401
Asset backed securities		44,196	1,921	(22)	46,095
Foreign government bonds and obligations		1,880	370	(9)	2,241
U.S. government and agency obligations		250	—	—	250
Total		$1,566,589	$136,715	$(1,121)	$1,702,183

As of December 31, 2020 and 2019, accrued interest of $13.1 million and $12.6 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in accrued investment income on the Balance Sheets.

As of December 31, 2020 and 2019, investment securities with a fair value of $91.4 million and $73.2 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $37.9 million and $27.9 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2020 and 2019, fixed maturity securities comprised approximately 90% and 89%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2020 and 2019, approximately $43.7 million and $50.8 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2020			December 31, 2019
(in thousands)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$567,469	$596,282	32%	$553,862	$567,897	34%
AA	67,672	92,126	5	66,918	86,553	5
A	218,043	267,217	14	234,780	275,358	16
BBB	687,026	768,632	41	658,112	717,609	42
Below investment grade	140,130	149,382	8	52,917	54,766	3
Total fixed maturities	$1,680,340	$1,873,639	100%	$1,566,589	$1,702,183	100%

As of December 31, 2020 and 2019, approximately 38% and 39%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity as of both December 31, 2020 and 2019.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2020
(in thousands)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	12	$28,018	$(266)	1	$1,591	$(83)	13	$29,609	$(349)
Residential mortgage backed securities	2	1,367	(7)	1	59	—	3	1,426	(7)
Commercial mortgage backed securities	8	36,014	(710)	3	3,184	(82)	11	39,198	(792)
Foreign government bonds and obligations	—	—	—	1	96	(12)	1	96	(12)
Total	22	$65,399	$(983)	6	$4,930	$(177)	28	$70,329	$(1,160)

	December 31, 2019
(in thousands)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	21	$8,613	$(25)	35	$9,845	$(272)	56	$18,458	$(297)
Residential mortgage backed securities	12	62,757	(118)	10	20,328	(214)	22	83,085	(332)
Commercial mortgage backed securities	18	27,954	(171)	9	21,295	(286)	27	49,249	(457)
State and municipal obligations	4	1,595	(4)	—	—	—	4	1,595	(4)
Asset backed securities	8	7,414	(21)	1	238	(1)	9	7,652	(22)
Foreign government bonds and obligations	—	—	—	1	100	(9)	1	100	(9)
Total	63	$108,333	$(339)	56	$51,806	$(782)	119	$160,139	$(1,121)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities during the twelve months ended December 31, 2020 is primarily attributable to lower interest rates as well as credit spread tightening. Consistent with the accounting policy described in Note 2, the Company did not recognize any of the total unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2020, 72% of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents the rollforward of allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance, January 1, 2020(1)	$—
Additions for which credit losses were not previously recognized	975
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(236)
Balance, December 31, 2020	$739

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired. There is no adoption impact due to the prospective transition for Available-for-Sale securities.

RiverSource Life Insurance Co. of New York

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Gross realized investment gains	$1,461	$284	$965
Gross realized investment losses	(111)	(262)	(399)
Other-than-temporary impairments	(739)	(1,054)	—
Total	$611	$(1,032)	$566

Credit losses for the twelve months ended December 31, 2020 primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2020 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$60,272	$60,890
Due after one year through five years	489,422	524,536
Due after five years through 10 years	259,291	280,994
Due after 10 years	295,209	402,782
	1,104,194	1,269,202
Residential mortgage backed securities	243,325	250,997
Commercial mortgage backed securities	303,212	321,764
Asset backed securities	29,609	31,676
Total	$1,680,340	$1,873,639

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Fixed maturities	$60,840	$65,554	$69,923
Commercial mortgage loans	7,876	7,223	7,039
Policy loans and other investments	3,480	4,797	3,412
	72,196	77,574	80,374
Less: investment expenses	1,745	1,767	1,828
Total	$70,451	$75,807	$78,546

7.  FINANCING RECEIVABLES

The Company’s financing receivables include mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses for the year ended December 31, 2020.

(in thousands)	Commercial Loans
Balance, December 31, 2019(1)	$2,038
Cumulative effect of adoption of current expected credit losses guidance	(919)
Balance, January 1, 2020	1,119
Provisions	956
Balance, December 31, 2020	$2,075

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

RiverSource Life Insurance Co. of New York

	December 31,
(in thousands)	2019	2018
Beginning balance	$2,038	$2,038
Charge-offs	—	—
Ending balance	$2,038	$2,038

As of December 31, 2020 and 2019, accrued interest on mortgage loans was $537 thousand and $495 thousand and is recorded in accrued investment income on the Balance Sheets and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

All loans were considered to be performing as of both December 31, 2020 and 2019.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Mortgage loans which management has assigned its highest risk rating were nil as of both December 31, 2020 and 2019. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total mortgage loan modifications in 2020 due to the COVID-19 pandemic consisted of 5 loans with a total unpaid balance of $7 million. Modifications primarily consisted of short-term forbearance and interest only payments. All loans returned to their normal payment schedules. Total mortgage loans past due were nil as of both December 31, 2020 and 2019, respectively.

The table below presents the amortized cost basis of mortgage loans as of December 31, 2020 by year of origination and loan-to-value ratio:

(in thousands)	2020	2019	2018	2017	2016	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	1,903	5,264	2,328	—	2,407	—	11,902
60% – 80%	7,972	9,713	3,632	3,327	3,079	4,653	32,376
40% – 60%	7,368	4,403	16,771	10,107	3,881	13,853	56,383
<40%	5,694	880	3,002	12,461	3,529	42,693	68,259
Total	$22,937	$20,260	$25,733	$25,895	$12,896	$61,199	$168,920

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
	(in thousands)
Pacific	$47,925	$42,692	28%	26%
South Atlantic	30,108	34,218	18	21
Middle Atlantic	21,531	20,618	13	13
Mountain	22,801	22,779	13	14
West North Central	14,579	14,604	9	9
East North Central	12,634	11,911	7	7
East South Central	5,970	6,992	4	4
West South Central	8,212	8,730	5	5
New England	5,160	1,272	3	1

	$168,920	$163,816	100%	100%

Less: allowance for loan losses	2,075	2,038

Total	$166,845	$161,778

RiverSource Life Insurance Co. of New York

	Loans		Percentage
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
	(in thousands)
Retail	$48,272	$42,523	29%	26%
Apartments	49,786	51,210	29	31
Industrial	31,885	32,751	19	20
Office	19,939	19,939	12	12
Mixed use	8,302	6,696	5	4
Other	10,736	10,697	6	7

	168,920	163,816	100%	100%

Less: allowance for loan losses	2,075	2,038

Total	$166,845	$161,778

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of both December 31, 2020 and 2019. Troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2020, 2019 and 2018. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits. The impact of unlocking to DAC for the year ended December 31, 2018 primarily reflected improved persistency and mortality on UL and VUL insurance products and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation.

The balances of and changes in DAC were as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$174,062	$177,196	$165,465
Capitalization of acquisition costs	14,537	19,062	20,224
Amortization, excluding the impact of valuation assumptions review	(13,599)	(10,536)	(16,747)
Amortization, impact of valuation assumptions review	(4,677)	(356)	2,068
Impact of change in net unrealized (gains) losses on securities	(7,673)	(11,304)	6,186
Balance at December 31	$162,650	$174,062	$177,196

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$10,096	$12,066	$13,028
Capitalization of sales inducement costs	59	60	147
Amortization, excluding the impact of valuation assumptions review	(730)	(896)	(2,136)
Amortization, impact of valuation assumptions review	(902)	95	(29)
Impact of change in net unrealized (gains) losses on securities	73	(1,229)	1,056
Balance at December 31	$8,596	$10,096	$12,066

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2020 and 2019, traditional life and UL insurance policies in force were $11.4 billion and $11.5 billion, respectively, of which $8.1 billion as of both December 31, 2020 and 2019 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Direct premiums	$29,441	$32,695	$31,392
Reinsurance ceded	(11,742)	(11,643)	(11,749)
Net premiums	$17,699	$21,052	$19,643

Policy and contract charges are presented on the Statements of Income net of $8.5 million, $7.9 million and $7.5 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2020, 2019 and 2018, respectively.

The amount of claims recovered through reinsurance on all contracts was $22.7 million, $18.4 million and $12.0 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Reinsurance recoverables include approximately $141.6 million and $134.6 million related to LTC risk ceded to Genworth as of December 31, 2020 and 2019, respectively.

Policyholder account balances, future policy benefits and claims include $1.5 million and $1.6 million related to previously assumed reinsurance arrangements as of December 31, 2020 and 2019, respectively.

RiverSource Life Insurance Co. of New York

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2020	2019
Policyholder account balances
Fixed annuities(1)	$801,476	$819,060
Variable annuity fixed sub-accounts	268,830	258,365
UL/VUL insurance	190,878	188,823
IUL insurance	124,665	107,061
Other life insurance	29,870	31,448
Total policyholder account balances	1,415,719	1,404,757
Future policy benefits
Variable annuity GMWB	136,924	53,604
Variable annuity GMAB(2)	(542)	(3,987)
Other annuity liabilities	11,561	7,903
Fixed annuity life contingent liabilities	80,411	84,759
Life and DI insurance	70,504	70,887
LTC insurance	357,716	336,184
UL/VUL and other life insurance additional liabilities	81,079	65,916
Total future policy benefits	737,653	615,266
Policy claims and other policyholders’ funds	15,638	9,987
Total policyholder account balances, future policy benefits and claims	$2,169,010	$2,030,010

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2020 and 2019 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.27% to 9.38% as of December 31, 2020, depending on year of issue, with an average rate of approximately 3.70%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

RiverSource Life Insurance Co. of New York

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.3% to 10% as of December 31, 2020. Anticipated interest rates for DI policies ranged from 2.3% to 7.5% as of December 31, 2020 and for LTC policies ranged from 5.0% to 5.8% as of December 31, 2020.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.0% for DI and LTC claims, respectively, as of December 31, 2020.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2020	2019
Variable annuity	$4,647,548	$4,356,112
VUL insurance	473,946	430,385
Other insurance	903	808
Total	$5,122,397	$4,787,305

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest

RiverSource Life Insurance Co. of New York

anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2020				December 31, 2019
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,763,679	$3,673,185	$210	68	$3,486,899	$3,403,742	$197	67
Five/six-year reset	455,790	292,486	382	68	448,900	289,283	460	67
One-year ratchet	506,958	494,418	292	70	486,676	474,184	278	70
Five-year ratchet	161,472	157,507	56	68	161,323	156,789	62	67
Total — GMDB	$4,887,899	$4,617,596	$940	68	$4,583,798	$4,323,998	$997	67
GMIB	$12,653	$11,311	$88	71	$11,552	$10,222	$52	70
GMWB
GMWB	$124,413	$124,059	$2	74	$124,216	$123,849	$6	73
GMWB for life	2,860,105	2,854,447	182	69	2,645,028	2,639,744	290	68
Total — GMWB	$2,984,518	$2,978,506	$184	69	$2,769,244	$2,763,593	$296	68
GMAB	$218,850	$21,855	$—	61	$231,540	$231,304	$—	60

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2020		December 31, 2019
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$472	67	$470	66

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2018	$792	$279	$7,117	$(7,241)	$34,673
Incurred claims	154	27	18,623	5,356	12,164
Paid claims	(130)	—	—	(10)	(2,152)
Balance at December 31, 2018	816	306	25,740	(1,895)	44,685
Incurred claims	(174)	(99)	27,864	(2,092)	10,317
Paid claims	(72)	—	—		(3,522)
Balance at December 31, 2019	570	207	53,604	(3,987)	51,480
Incurred claims	806	(9)	83,320	3,445	15,959
Paid claims	(447)	—	—	—	(5,364)
Balance at December 31, 2020	$929	$198	$136,924	$(542)	$62,075

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Co. of New York

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2020	2019
Mutual funds:
Equity	$2,666,142	$2,560,259
Bond	1,544,298	1,383,944
Other	419,740	392,854
Total mutual funds	$4,630,180	$4,337,057

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2020, 2019 and 2018.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2020
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale Securities:
Corporate debt securities	$—	$1,044,410	$64,484	$1,108,894
Residential mortgage backed securities	—	250,997	—	250,997
Commercial mortgage backed securities	—	321,764	—	321,764
State and municipal obligations	—	157,985	—	157,985
Asset backed securities	—	31,676	—	31,676
Foreign government bonds and obligations	—	2,212	—	2,212
U.S. government and agency obligations	111	—	—	111
Total Available-for-Sale securities	111	1,809,044	64,484	1,873,639
Cash Equivalents	—	261,893	—	261,893
Other assets:
Interest rate derivative contracts	—	88,052	—	88,052
Equity derivative contracts	872	163,462	—	164,334
Foreign exchange derivative contracts	7	723	—	730
Total other assets	879	252,237	—	253,116
Separate account assets at net asset value (“NAV”)				5,122,397	(1)
Total assets at fair value	$990	$2,323,174	$64,484	$7,511,045

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$52,327	$52,327
GMWB and GMAB embedded derivatives	—	—	116,490	116,490	(2)
Total policyholder account balances, future policy benefits and claims	—	—	168,817	168,817	(3)
Other liabilities:
Interest rate derivative contracts	—	50,738	—	50,738
Equity derivative contracts	2,369	51,002	—	53,371
Foreign exchange derivative contracts	2	—	—	2
Total other liabilities	2,371	101,740	—	104,111
Total liabilities at fair value	$2,371	$101,740	$168,817	$272,928

RiverSource Life Insurance Co. of New York

	December 31, 2019
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale Securities:
Corporate debt securities	$—	$896,132	$64,484	$960,616
Residential mortgage backed securities	—	240,380	—	240,380
Commercial mortgage backed securities	—	300,200	—	300,200
State and municipal obligations	—	152,401	—	152,401
Asset backed securities	—	46,095	—	46,095
Foreign government bonds and obligations	—	2,241	—	2,241
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities	250	1,637,449	64,484	1,702,183
Cash Equivalents	—	248,847	—	248,847
Other assets:
Interest rate derivative contracts	—	58,489	—	58,489
Equity derivative contracts	13,788	94,658	—	108,446
Foreign exchange derivative contracts	35	425	—	460
Total other assets	13,823	153,572	—	167,395
Separate account assets at net asset value (“NAV”)				4,787,305	(1)
Total assets at fair value	$14,073	$2,039,868	$64,484	$6,905,730

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$47,214	$47,214
GMWB and GMAB embedded derivatives	—	—	32,326	32,326	(4)
Total policyholder account balances, future policy benefits and claims	—	—	79,540	79,540	(5)
Other liabilities:
Interest rate derivative contracts	—	15,384	—	15,384
Equity derivative contracts	875	37,704	—	38,579
Foreign exchange derivative contracts	39	—	—	39
Total other liabilities	914	53,088	—	54,002
Total liabilities at fair value	$914	$53,088	$79,540	$133,542

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(3)	The Company’s adjustment for nonperformance risk resulted in a $40.2 million cumulative decrease to the embedded derivatives as of December 31, 2020.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $48.0 million of individual contracts in a liability position and $15.7 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2019.

(5)	The Company’s adjustment for nonperformance risk resulted in a $27.0 million cumulative decrease to the embedded derivatives as of December 31, 2019.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2020	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Total gains (losses) included in:
Net income	(71)	—	(71	)(1)	(4,566	)(2)	(59,884	)(3)	(64,450)
Other comprehensive income (loss)	1,503	—	1,503		—		—		—
Purchases	5,441	—	5,441		—		—		—
Issues	—	—	—		(4,896)		(20,634)		(25,530)
Settlements	(6,873)	—	(6,873)		4,349		(3,646)		703
Transfers out of Level 3	—	—	—		—		—		—
Balance, December 31, 2020	$64,484	$—	$64,484		$(52,327)		$(116,490)		$(168,817)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2020	$(71)	$—	$(71	)(1)	$(4,566	)(2)	$(62,930	)(3)	$(67,496)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$1,504	$—	$1,504		$—		$—		$—

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2019	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Total gains (losses) included in:
Net income	(34)	—	(34	)(1)	(10,734	)(2)	(1,908	)(3)	(12,642)
Other comprehensive income (loss)	3,017	8	3,025		—		—		—
Purchases	—	2,000	2,000		—		—		—
Issues	—	—	—		(9,000)		(20,553)		(29,553)
Settlements	(47,322)	(188)	(47,510)		4,024		(223)		3,801
Transfers out of Level 3	—	(1,870)	(1,870)		—		—		—
Balance, December 31, 2019	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2019	$(15)	$—	$(15	)(1)	$(10,734	)(2)	$(1,726	)(3)	$(12,460)

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2018	$126,680	$209	$126,889		$(26,582)		$12,085		$(14,497)
Total gains (losses) included in:
Net income	(105)	(1)	(106	)(1)	968	(2)	(3,023	)(3)	(2,055)
Other comprehensive income (loss)	(2,431)	4	(2,427)		—		—		—
Issues	—	—	—		(7,589)		(20,079)		(27,668)
Settlements	(15,321)	(162)	(15,483)		1,699		1,375		3,074
Balance, December 31, 2018	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2018	$(13)	$(1)	$(14	)(1)	$968	(2)	$(2,071	)(3)	$(1,103)

(1)	Included in net investment income in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $11.3 million, $(8.9) million and $15.2 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2020, 2019 and 2018, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,467	Discounted Cash Flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	3.3%	1.5%
IUL embedded derivatives	$52,327	Discounted Cash Flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$116,490	Discounted Cash Flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	11.0%
			Surrender rate(5)	0.1%	–	73.5%	3.7%
			Market volatility(6)(7)	4.3%	–	17.1%	11.0%
			Nonperformance risk(2)	65 bps			65	bps

RiverSource Life Insurance Co. of New York

	December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,456	Discounted Cash Flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	2.8%	1.3%
IUL embedded derivatives	$47,214	Discounted Cash Flow	Nonperformance risk(2)	65 bps
GMWB and GMAB embedded derivatives	$32,326	Discounted Cash Flow	Utilization of guaranteed withdrawals(3)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.5%
			Market volatility(6)	3.7%	–	15.9%
			Nonperformance risk(2)	65 bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(3)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(4)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(5)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(6)	Market volatility is implied volatility of fund of funds and managed volatility funds.
(7)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to

RiverSource Life Insurance Co. of New York

value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2020 and 2019. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses discounted cash flow models including Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was

RiverSource Life Insurance Co. of New York

immaterial as of December 31, 2020 and 2019. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Asset and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2020
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$166,845	$—	$—	$175,982	$175,982
Policy loans	48,712	—	48,712	—	48,712	(1)

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$804,299	$—	$—	$982,120	$982,120
Separate account liabilities – investment contracts	4,057	—	4,057	—	4,057

	December 31, 2019
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$161,778	$—	$—	$165,594	$165,594
Policy loans	49,333	—	49,333	—	49,333	(1)

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$821,887	$—	$—	$925,168	$925,168
Separate account liabilities – investment contracts	4,347	—	4,347	—	4,347

(1)

During 2020, management changed the fair value methodology for policy loans from estimating future expected cash flows and discounting the cash flows at a rate based on the U.S. Treasury curve to using the carrying value as an approximation of fair value as the policy loans are fully collateralized by the cash surrender value of the underlying policies. As a result, policy loans were reclassified from Level 3 to Level 2 in the valuation hierarchy. For comparability and consistency purposes, prior period amounts were revised to reflect the current methodology and classification.

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefit and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

13.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $24.1 million, $26.3 million and $26.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income taxes

The Company’s taxable income and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $19 million and nil as of December 31, 2020 and 2019, respectively.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2020 and 2019.

RiverSource Life Insurance Co. of New York

Dividends or distributions

During 2020, 2019 and 2018, the Company paid cash dividends or distributions of nil, $43.0 million and $48.0 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2020 and 2019, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease to the Company’s statutory surplus of $128.9 million and $91.4 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $13.8 million, $(2.9) million and $43.9 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Net Income
Net income, per acompanying GAAP financial statements	$41,672	$59,099	$51,919
Net income (loss), SAP basis(1)	(46,207)	(82,785)	31,206
Difference	$87,879	$141,884	$20,713

	Years Ended December 31,
(in thousands)	2020	2019
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements	$530,234	$465,883
Capital and surplus, SAP basis(1)	305,353	234,260
Difference	$224,881	$231,623

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	Includes unassigned surplus of $196.4 million and $125.3 million as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, bonds carried at $111 thousand and $250 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a

RiverSource Life Insurance Co. of New York

default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$249,810	$—	$249,810	$(61,916)	$(183,931)	$—	$3,963
OTC cleared	3,175	—	3,175	(1,109)	—	—	2,066
Exchange-traded	131	—	131	(131)	—	—	—
Total derivatives	$253,116	$—	$253,116	$(63,156)	$(183,931)	$—	$6,029

	December 31, 2019
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$165,444	$—	$165,444	$(22,759)	$(142,275)	$—	$410
OTC cleared	1,856	—	1,856	(1,856)	—	—	—
Exchange-traded	95	—	95	(95)	—	—	—
Total derivatives	$167,395	$—	$167,395	$(24,710)	$(142,275)	$—	$410

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$100,631	$—	$100,631	$(61,916)	$(1,220)	$(37,258)	$(237)
OTC cleared	1,109	—	1,109	(1,109)	—	—	—
Exchange-traded	2,371	—	2,371	(131)	—	—	(2,240)
Total derivatives	$104,111	$—	$104,111	$(63,156)	$(1,220)	$(37,258)	$(2,477)

	December 31, 2019
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$49,974	$—	$49,974	$(22,759)	$—	$(27,215)	$—
OTC cleared	3,114	—	3,114	(1,856)	—	—	1,258
Exchange-traded	914	—	914	(95)	—	—	819
Total derivatives	$54,002	$—	$54,002	$(24,710)	$—	$(27,215)	$2,077

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

RiverSource Life Insurance Co. of New York

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2020			December 31, 2019
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$3,404,600	$88,052	$50,738	$3,016,200	$58,489	$15,384
Equity contracts	1,428,409	164,334	53,371	1,739,424	108,446	38,579
Foreign exchange contracts	41,993	730	2	34,883	460	39
Total non-designated hedges	4,875,002	253,116	104,111	4,790,507	167,395	54,002
Embedded derivatives
GMWB and GMAB(3)	N/A	—	116,490	N/A	—	32,326
IUL	N/A	—	52,327	N/A	—	47,214
Total embedded derivatives	N/A	—	168,817	N/A	—	79,540
Total derivatives	$4,875,002	$253,116	$272,928	$4,790,507	$167,395	$133,542

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $209 thousand and $109 thousand as of December 31, 2020 and 2019, respectively. See Note 15 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2019 included $48.0 million of individual contracts in a liability position and $15.7 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2020 and 2019, investment securities with a fair value of nil and $2.2 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which nil and $2.2 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2020 and 2019, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2020 and 2019, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

RiverSource Life Insurance Co. of New York

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year ended December 31, 2020
Interest rate contracts	$—	$90,348
Equity contracts	2,991	(32,970)
Foreign exchange contracts	—	(231)
GMWB and GMAB embedded derivatives	—	(84,164)
IUL embedded derivatives	(217)	—
Total gain (loss)	2,774	(27,017)
Year ended December 31, 2019
Interest rate contracts	—	59,242
Equity contracts	5,524	(67,523)
Foreign exchange contracts	—	76
GMWB and GMAB embedded derivatives	—	(22,684)
IUL embedded derivatives	(6,710)	—
Total gain (loss)	(1,186)	(30,889)
Year ended December 31, 2018
Interest rate contracts	—	(17,045)
Equity contracts	(2,092)	16,665
Foreign exchange contracts	—	1,612
GMWB and GMAB embedded derivatives	—	(21,738)
IUL embedded derivatives	2,667	—
Total gain (loss)	$575	$(20,506)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using options (equity index, interest rate swaptions, etc.), swaps (interest rate, total return, etc.) and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semiannually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2020:

(in thousands)	Premiums Payable	Premiums Receivable
2021	$1,273	$—
2022	1,070	—
2023	596	—
2024	356	—
2025	178	—
2026	23,701	—
Total	$27,174	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

RiverSource Life Insurance Co. of New York

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2020 and 2019, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $35.1 million and $25.8 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2020 and 2019 was $35.0 million and $25.8 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2020 and 2019 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $111 thousand and nil, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the amounts related to each component of unrealized gains (losses) on securities in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2018			$40,563
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(69,710)	$14,639	(55,071)
Reclassification of net (gains) losses on securities included in net income(2)	(566)	119	(447)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	18386	(3,861)	14,525
Total other comprehensive income (loss)	(51,890)	10,897	(40,993)
Balance of AOCI at December 31, 2018			$(430	)(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	102,606	(21,546)	81,060
Reclassification of net (gains) losses on securities included in net income(2)	22	(5)	17
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(44,455)	9,335	(35,120)
Total other comprehensive income (loss)	58,173	(12,216)	45,957
Balance of AOCI at December 31, 2019			$45,527	(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	59,055	(12,401)	46,654
Reclassification of net (gains) losses on securities included in net income(2)	(611)	128	(483)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(26,156)	5,493	(20,663)
Total other comprehensive income (loss)	32,288	(6,780)	25,508
Balance of AOCI at December 31, 2020			$71,035	(3)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes nil, $1 thousand and $2 thousand, respectively, of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2020, 2019 and 2018, respectively.

RiverSource Life Insurance Co. of New York

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years, Ended December 31,
(in thousands)	2020	2019	2018
Current income tax
Federal	$18,213	$17,365	$8,301
State	84	131	15
Total current income tax	18,297	17,496	8,316
Deferred federal income tax	(10,626)	(8,503)	(460)
Total income tax provision	$7,671	$8,993	$7,856

On December 22, 2017, the Tax Act was signed into law. In 2018, the Company finalized its accounting related to the Tax Act and determined no adjustments were necessary.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% are as follows:

	Years, Ended December 31,
	2020	2019	2018
Tax at U.S. statutory rate	21%	21%	21%
Changes in taxes resulting from:
Dividend received deduction	(4.4)	(3.3)	(3.8)
Foreign tax credit, net of addback	—	(4.2)	(2.5)
Taxes applicable to prior years	—	—	(1.2)
Other	(1.0)	(0.3)	(0.4)
Income tax provision	15.6%	13.2%	13.1%

The increase in the effective tax rate for the year ended December 31, 2020 compared to 2019 was primarily due to decreased foreign tax credits, net of addback.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2020 and 2019. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2020	2019
Deferred income tax assets:
Liabilities for policyholder account balances, future policy benefits and claims	$66,993	$44,916
Investment related	—	4,150
Other	46	293
Total deferred income tax assets	67,039	49,359
Deferred income tax liabilities:
Deferred acquisition costs	27,725	28,876
Net unrealized gains on Available-for-Sale securities	21,064	14,284
Investment related	7,689	—
DSIC	1,978	2,309
Other	96	—
Total deferred income tax liabilities	58,552	45,469
Net deferred income tax asset	$8,487	$3,890

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of both December 31, 2020 and 2019.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$397	$573	$504
Additions based on tax positions related to the current year	—	—	55
Reductions based on tax positions related to the current year	(25)	(26)	—
Additions for tax positions of prior years	—	358	14
Audit settlements	—	(508)	—
Balance at December 31	$372	$397	$573

RiverSource Life Insurance Co. of New York

If recognized, approximately $218 thousand, $65 thousand and $180 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2020, 2019 and 2018, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $372 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $15 thousand, $16 thousand and $18 thousand in interest and penalties for the years ended December 31, 2020, 2019 and 2018, respectively. As of December 31, 2020 and 2019, the Company had a payable of $63 thousand and $48 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns, as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016, 2017 and 2018. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2010 through 2019.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2020 and 2019, the Company’s funding commitments for commercial mortgage loan commitments was nil and $12.5 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2020, these guarantees range from 1% to 5%.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2020 and 2019, the Company had no accrual established for estimated future guaranty fund assessments.